                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130545

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[255,257,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-4

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JUNE [8], 2006

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                                   TERM SHEET
                                 JUNE [8], 2006
                                     OWNIT,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-4
                          $[255,257,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                            WAL (YRS)    PAYMENT WINDOW                        EXPECTED                  EXPECTED
              APPROX                        (CALL(4)/       (CALL(4)/     PAYMENT  INTEREST     FINAL    STATED FINAL    RATINGS
   CLASS     SIZE ($)         COUPON        MATURITY)       MATURITY)      DELAY    ACCRUAL  MATURITY(4)  MATURITY(5) (S&P/MOODY'S)
---------- ----------- ------------------- ----------- ------------------ ------- ---------- ----------- ------------ -------------
CLASS A-1  262,005,000                                 Information not provided hereby                                  AAA / Aaa
CLASS A-2A 180,961,000                                 Information not provided hereby                                  AAA / Aaa
CLASS A-2B  72,641,000                                 Information not provided hereby                                  AAA / Aaa
CLASS A-2C  84,021,000 LIBOR + [ ](1), (2) 3.50 / 3.50 28 - 72 / 28 - 72     0    Actual/360   Jun-2012    May-2037     AAA / Aaa
CLASS A-2D  28,517,000 LIBOR + [ ](1), (2) 6.64 / 8.25 72 - 81 / 72 - 163    0    Actual/360   Mar-2013    May-2037     AAA / Aaa
CLASS M-1   29,431,000 LIBOR + [ ](1), (3) 4.85 / 5.43 45 - 81 / 45 - 169    0    Actual/360   Mar-2013    May-2037     AA+ / Aa1
CLASS M-2   27,012,000 LIBOR + [ ](1), (3) 4.75 / 5.30 42 - 81 / 42 - 161    0    Actual/360   Mar-2013    May-2037     AA+ / Aa2
CLASS M-3   15,320,000 LIBOR + [ ](1), (3) 4.69 / 5.22 41 - 81 / 41 - 153    0    Actual/360   Mar-2013    May-2037     AA+ / Aa3
CLASS M-4   14,111,000 LIBOR + [ ](1), (3) 4.66 / 5.17 40 - 81 / 40 - 147    0    Actual/360   Mar-2013    May-2037     AA+ / A1
CLASS M-5   12,901,000 LIBOR + [ ](1), (3) 4.63 / 5.12 40 - 81 / 40 - 141    0    Actual/360   Mar-2013    May-2037      AA / A2
CLASS M-6   12,901,000 LIBOR + [ ](1), (3) 4.61 / 5.08 39 - 81 / 39 - 135    0    Actual/360   Mar-2013    May-2037      AA / A3
CLASS B-1   11,692,000 LIBOR + [ ](1), (3) 4.60 / 5.03 39 - 81 / 39 - 127    0    Actual/360   Mar-2013    May-2037      AA / Baa1
CLASS B-2   11,288,000 LIBOR + [ ](1), (3) 4.58 / 4.95 38 - 81 / 38 - 120    0    Actual/360   Mar-2013    May-2037     AA- / Baa2
CLASS B-3    8,063,000 LIBOR + [ ](1), (3) 4.57 / 4.88 38 - 81 / 38 - 110    0    Actual/360   Mar-2013    May-2037      A+ / Baa3
           -----------
TOTAL:     770,864,000
           ===========

1)   Subject to the related Available Funds Cap and related Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

5)   Latest maturity date for any mortgage loan plus one year.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659   scott_soltas@ml.com
Vince Mora                    212-449-1437   vince_morajr@ml.com
Brian Kane                    212-449-3660   brian_f_kane@ml.com
Charles Sorrentino            212-449-3659   charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660   matthew_sawatzky@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752   matthew_whalen@ml.com
Paul Park                     212-449-6380   paul_park@ml.com
Tim Loughlin                  212-449-1646   timothy_loughlin@ml.com
Tom Saywell                   212-449-2122   tom_saywell@ml.com
Alan Chan                     212-449-8140   alan_chan@ml.com
Fred Hubert                   212-449-5071   fred_hubert@ml.com
Alice Chu                     212-449-1701   alice_chu@ml.com
Sonia Lee                     212-449-5067   sonia_lee@ml.com
Tol Ho                                       tol_ho@ml.com
Keith Singletary              212-449-9431   keith_singletary@ml.com
Calvin Look                   212-449-5029   calvin_look@ml.com
Yimin Ge                      212-449-9401   yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901   hoiyee_leung@ml.com
Mark Dereska                  212-449-1008   mark_dereska@ml.com

MOODY'S
Jason Shi                     201-915-8795   shuisheng.shi@moodys.com

STANDARD & POOR'S
Kenneth Epstein               212-438-4065   kenneth_epstein@standardandpoors.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

TITLE OF CERTIFICATES            Ownit Mortgage Loan Asset-Backed Certificates
                                 Series 2006-4, consisting of: Class A-1
                                 Certificates,
                                 Class A-2A, Class A-2B, Class A-2C and Class
                                 A-2D Certificates (collectively, the "Class A-2
                                 Certificates", together with the Class A-1
                                 Certificates, the "Class A Certificates"),
                                 Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5 and Class M-6 Certificates
                                 (collectively, the "Class M Certificates"), and
                                 Class B-1, Class B-2 and Class B-3 Certificates
                                 (collectively, the "Class B Certificates")
                                 The Class A Certificates, Class M and Class B
                                 Certificates are collectively known as the
                                 "Offered Certificates". The Class M and Class B
                                 Certificates are collectively known as the
                                 "Subordinate Certificates".

UNDERWRITER                      Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

DEPOSITOR                        Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER               Merrill Lynch Mortgage Lending, Inc.

ISSUING ENTITY                   OwnIt Mortgage Loan Trust 2006-4

ORIGINATOR                       OwnIt Mortgage Solutions Inc.

SERVICER                         Litton Loan Servicing LP

TRUSTEE                          LaSalle Bank, N.A.

CAP PROVIDER                     [To be determined].

SWAP COUNTERPARTY                [To be determined]. The Swap Counterparty
                                 currently has long term ratings of [To be
                                 determined] from Standard & Poor's, [To be
                                 determined] from Fitch Ratings and [To be
                                 determined] from Moody's Investors Service.

CUT-OFF DATE                     June 1, 2006

PRICING DATE                     On or about June [__], 2006

CLOSING DATE                     On or about June [26], 2006

DISTRIBUTION DATES               Distribution of principal and interest on the
                                 Certificates will be made on the 25th day of
                                 each month or, if such day is not a business
                                 day, on the first business day thereafter,
                                 commencing in July 2006.

ERISA CONSIDERATIONS             The Offered Certificates will be ERISA eligible
                                 as of the Closing Date. However, while any
                                 interest rate swap agreement is in effect,
                                 employee benefit plans or other retirement
                                 arrangements may not acquire the certificates
                                 covered thereby unless such acquisition and
                                 holding is covered by and exempt under one of
                                 the investor-based exemptions issued by the
                                 Department of Labor. Investors should consult
                                 with their counsel with respect to the
                                 consequences under ERISA and the Internal
                                 Revenue Code of an ERISA Plan's acquisition and
                                 ownership of such Offered Certificates.

LEGAL INVESTMENT                 The Class A, Class M-1, Class M-2 and Class M-3
                                 Certificates will constitute "mortgage-related
                                 securities" for the purposes of SMMEA.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

TAX STATUS                       For federal income tax purposes, the Trust Fund
                                 will include two or more segregated asset
                                 pools, with respect to which elections will be
                                 made to treat each as a "real estate mortgage
                                 investment conduit" ("REMIC").

OPTIONAL TERMINATION             The Trustee will be required to effect an
                                 auction of the assets of the Issuing Entity
                                 when the aggregate stated principal balance of
                                 the Mortgage Loans is less than or equal to 10%
                                 of the aggregate stated principal balance of
                                 the Mortgage Loans as of the Cut-Off Date. The
                                 auction will be effected via a solicitation of
                                 bids from at least three bidders. Any such
                                 auction will result in the termination of the
                                 Trust Fund only if the highest bid received is
                                 at least equal to the sum of (i) the aggregate
                                 outstanding principal balance of the Mortgage
                                 Loans, plus accrued interest on the Mortgage
                                 Loans, (ii) any unreimbursed out-of-pocket
                                 costs and expenses and the principal portion of
                                 Advances, in each case previously incurred by
                                 the Servicer in the performance of its
                                 servicing obligations, (iii) any Net Swap
                                 Payment or any swap termination payment owed to
                                 the Swap Counterparty pursuant to the Swap
                                 Contract in the event that the Issuing Entity
                                 is the defaulting party or an affected party
                                 under the Swap Contract, (iv) certain amounts
                                 described in the Prospectus Supplement, and (v)
                                 the costs incurred by the Trustee in connection
                                 with such auction.

MORTGAGE LOANS                   The Mortgage Loans consist of 4,361 conforming
                                 and non-conforming, fixed rate and adjustable
                                 rate, conventional closed-end Mortgage Loans
                                 with an aggregate principal balance of
                                 approximately $806,348,249, secured by first
                                 lien, level pay and balloon mortgages on
                                 primarily single family properties and will be
                                 serviced by Litton Loan Servicing LP. The
                                 collateral information presented in this term
                                 sheet regarding the Mortgage Pool is as of June
                                 1, 2006. The information regarding the mortgage
                                 loans is based on the principal balance of the
                                 mortgage loans as of the Cut-Off Date assuming
                                 the timely receipt of principal scheduled to be
                                 paid on the mortgage loans on or prior to the
                                 Cut-Off date. It is possible that principal
                                 prepayments in part or in full may occur
                                 between the cut-off date and the closing date.
                                 Moreover, certain mortgage loans included in
                                 the mortgage loan pool as of the Cut-Off Date
                                 may not be included in the final mortgage loan
                                 pool due to prepayments in full, or as a result
                                 of not meeting the eligibility requirements for
                                 the final mortgage loan pool, and certain other
                                 mortgage loans may be included in the final
                                 mortgage loan pool. As a result of the
                                 foregoing, the statistical distribution of
                                 characteristics as of the Cut-Off Date and as
                                 of the closing date for the final mortgage loan
                                 pool may vary somewhat from the statistical
                                 distribution of such characteristics as of the
                                 Cut-Off Date as presented herein, although such
                                 variance should not be material. In addition,
                                 the final mortgage loan pool may vary plus or
                                 minus 5.0% from the cut-off pool of mortgage
                                 loans described in this free writing
                                 prospectus. Please see collateral tables herein
                                 for additional information.

                                 The Mortgage Pool will be divided into two groups:

                                 -    Group I Mortgage Loans will consist of
                                      approximately 2,259 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $336,335,448 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

                                 -    Group II Mortgage Loans will consist of
                                      approximately 2,102 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately
                                      $470,012,801 and with principal balances at origination that may or may not conform to principal balance limits of Freddie
                                      Mac.

TOTAL DEAL SIZE                  Approximately [$770,864,000]

ADMINISTRATIVE FEES              Fees aggregating 50 bps per annum (payable
                                 monthly) on the stated principal balance of the
                                 Mortgage Loans will be paid to the Servicer and
                                 the Trustee.

CREDIT ENHANCEMENTS              1.   Excess interest

                                 2.   Over-Collateralization

                                 3.   Subordination

                                 4.   Net Swap Payments received from the Swap
                                      Counterparty (if any)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

EXCESS INTEREST                  Excess interest cashflow will be available as
                                 credit enhancement.

OVER-COLLATERALIZATION           The over-collateralization ("O/C") amount is
                                 equal to the excess of the aggregate principal
                                 balance of the Mortgage Loans over the
                                 aggregate principal balance of the
                                 Certificates. On the Closing Date, the
                                 over-collateralization amount will equal
                                 approximately 4.40% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-Off
                                 Date. To the extent the over-collateralization
                                 amount is reduced below the
                                 over-collateralization target amount (i.e.,
                                 4.40% of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-Off Date), excess
                                 cashflow will be directed to build O/C until
                                 the over-collateralization target amount is
                                 restored.

                                 Initial: Approximately 4.40% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 Target: 4.40% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                                 Date before stepdown, 8.80% of the current balance of the Mortgage Loans after stepdown

                                 Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                                 (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):                CLASSES    RATING (S/M)   SUBORDINATION
                                  -------    ------------   -------------
                                  Class A       AAA/Aaa         22.10%
                                 Class M-1      AA+/Aa1         18.45%
                                 Class M-2      AA+/Aa2         15.10%
                                 Class M-3      AA+/Aa3         13.20%
                                 Class M-4      AA+/A1          11.45%
                                 Class M-5       AA/A2           9.85%
                                 Class M-6       AA/A3           8.25%
                                 Class B-1      AA/Baa1          6.80%
                                 Class B-2     AA-/Baa2          5.40%
                                 Class B-3      A+/Baa3          4.40%

CLASS SIZES:                      CLASSES    RATING (S/M)   CLASS SIZES
                                  -------    ------------   -----------
                                  Class A       AAA/Aaa        77.90%
                                 Class M-1      AA+/Aa1         3.65%
                                 Class M-2      AA+/Aa2         3.35%
                                 Class M-3      AA+/Aa3         1.90%
                                 Class M-4      AA+/A1          1.75%
                                 Class M-5       AA/A2          1.60%
                                 Class M-6       AA/A3          1.60%
                                 Class B-1      AA/Baa1         1.45%
                                 Class B-2     AA-/Baa2         1.40%
                                 Class B-3      A+/Baa3         1.00%

(1) The subordination includes the initial over-collateralization level of approximately 4.40%.

INTEREST ACCRUAL                 Interest on the Class A, Class M and Class B
                                 Certificates will initially accrue from the
                                 Closing Date to (but excluding) the first
                                 Distribution Date, and thereafter, from the
                                 prior Distribution Date to (but excluding) the
                                 current Distribution Date, on an actual/360
                                 basis

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

COUPON STEP UP                   If the 10% optional termination does not occur
                                 on the first distribution date following the
                                 Distribution Date on which it is possible, (i)
                                 the margin on the Class A-1 and Class A-2
                                 Certificates will increase to 2x its respective
                                 margin, and (ii) the margin on each of the
                                 Class M and Class B Certificates will increase
                                 to 1.5x its respective margin,

SWAP CONTRACT                    The supplement interest trust, for the benefit
<PRELIMINARY AND                 for the Issuing Entity, will include a swap
SUBJECT TO REVISION>             derivative contract for the benefit of the
                                 Certificates (the "Swap Contract") to (i)
                                 protect against interest rate risk from upward
                                 movement in one-month LIBOR, (ii) diminish
                                 basis risk associated with the hybrid
                                 adjustable-rate mortgage loans and (iii)
                                 provide additional credit enhancement in
                                 respect of the Certificates. On each
                                 Distribution Date, the supplement interest
                                 trust will be required to make payments to the
                                 Swap Counterparty based on the applicable fixed
                                 rate and on the applicable notional balance for
                                 the Distribution Date specified in the schedule
                                 hereto and the supplement interest trust will
                                 be entitled to receive payments from the Swap
                                 Counterparty based on one-month LIBOR and the
                                 applicable notional balance for the
                                 Distribution Date specified in the schedule
                                 hereto. The payments from the supplement
                                 interest trust to the Swap Counterparty and
                                 from the Swap Counterparty to the supplement
                                 interest trust on each Distribution Date will
                                 be netted so that only the net payment (the
                                 "Net Swap Payment") will be paid by the party
                                 owing the higher of the two payments on such
                                 Distribution Date. Any Net Swap Payment
                                 received from the Swap Counterparty will be
                                 available to pay interest on the relevant
                                 Distribution Date.

AVAILABLE FUNDS CAPS             Class A-1 Certificates: The per annum rate
                                 equal to 12 times the excess of (A) the
                                 quotient of (x) the total scheduled interest
                                 based on the Group I Net Mortgage Rates in
                                 effect on the related due date, divided by (y)
                                 the aggregate principal balance of the Group I
                                 Mortgage Loans as of the first day of the
                                 applicable due period, over (B) the quotient of
                                 (i) the Net Swap Payment, if any, owed to the
                                 Swap Counterparty, divided by (ii) the
                                 aggregate principal balance of the Mortgage
                                 Loans as of the first day of the applicable due
                                 period, multiplied by 30 and divided by the
                                 actual number of days in the related accrual
                                 period.

                                 Class A-2 Certificates: The per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II
                                 Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of
                                 (i) the Net Swap Payment, if any, owed to the Swap Counterparty, divided by (ii) the aggregate principal balance of the Mortgage
                                 Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                                 Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1
                                 Available Funds Cap and the Class A-2 Available
                                 Funds Cap.

                                 "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

CAP CONTRACTS                    The Certificates will each have the benefit of
                                 one of the three cap contracts as specified
                                 below:

                                                                                 BEGINNING      1ML STRIKE, UPPER
                                 CLASS                     NUMBER OF MONTHS  DISTRIBUTION DATE        COLLAR
                                 -----                     ----------------  -----------------  -----------------
                                 Class A-1 Certificates            6             July 2006             9.86%
                                 Class A-2 Certificates            6             July 2006            10.50%
                                 Subordinate Certificates          6             July 2006             8.95%

                                 Payments received on the related cap contract will be available to pay amounts to the holders of the related Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS                The pass-through rates of each of the Offered
                                 Certificates will also be subject to a related
                                 "Maximum Rate Cap", which will be calculated in
                                 the same manner as the related Available Funds
                                 Cap, but based on the net maximum mortgage rate
                                 rather than the net mortgage rate. Any interest
                                 shortfall due to the Maximum Rate Caps will not
                                 be reimbursed.

SHORTFALL REIMBURSEMENT          With respect to any Class of Certificates on
                                 any Distribution Date, an amount equal to the
                                 sum of (A) the excess, if any, of (1) the
                                 amount of interest that such Class would have
                                 accrued on such Distribution Date had the
                                 pass-through rate for that Class been equal to
                                 the lesser of (a) LIBOR plus the related margin
                                 and (b) the greater of (x) the related Maximum
                                 Rate Cap for such Distribution Date and (y) a
                                 per annum rate equal to the sum of (i) the
                                 related Available Funds Cap and (ii) the
                                 product of (AA) a fraction, stated as a
                                 percentage, the numerator of which is 360 and
                                 the denominator of which is the actual number
                                 of days in the related Accrual Period and (BB)
                                 a fraction, stated as a percentage, the
                                 numerator of which is an amount equal to the
                                 proceeds, if any, payable under the related Cap
                                 Contract with respect to such Distribution Date
                                 and the denominator of which is the aggregate
                                 Certificate principal balance of the related
                                 Class or Classes of Certificates immediately
                                 prior to such Distribution Date, over (2) the
                                 amount of interest that each such Class accrued
                                 on such Distribution Date based on a
                                 pass-through rate equal to the related
                                 Available Funds Cap and (B) the unpaid portion
                                 of any such excess from the prior Distribution
                                 Date (and interest accrued thereon at the
                                 current applicable pass-through rate for such
                                 Class, without giving effect to the related
                                 Available Funds Cap) (herein referred to as a
                                 "Carryover"). Such reimbursement will be paid
                                 only on a subordinated basis, as described
                                 below in the "Cashflow Priority" section. No
                                 such Carryover with respect to a Class will be
                                 paid to such Class once the Certificate
                                 principal balance thereof has been reduced to
                                 zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

CASHFLOW PRIORITY                1.   Repayment of any unreimbursed Servicer
                                      advances.

                                 2.   Servicing Fees and Trustee Fees, as
                                      applicable.

                                 3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap
                                      Payment or any swap termination payment
                                      owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, to be paid from available interest funds.

                                 4.   Available interest funds not used as
                                      provided above, as follows: monthly
                                      interest, including any unpaid monthly
                                      interest from prior months, concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class
                                      M-1 Certificates, then to the Class M-2
                                      Certificates, then to the Class M-3
                                      Certificates, then to the Class M-4
                                      Certificates, then to the Class M-5
                                      Certificates, and then to the Class M-6
                                      Certificates, then to the Class B-1
                                      Certificates, then to the Class B-2
                                      Certificates and then to the Class B-3
                                      Certificates.

                                 5.   Available principal funds, as follows:
                                      to the extent not paid pursuant to item 3 above, any Net Swap Payment or any swap termination payment owed to the Swap
                                      Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A
                                      Certificates as described under "PRINCIPAL
                                      PAYDOWN", then monthly principal to the
                                      Class M-1 Certificates, then monthly
                                      principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                                      Certificates, then monthly principal to
                                      the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6
                                      Certificates, then monthly principal to
                                      the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class
                                      B-3 Certificates, in each case as
                                      described under "PRINCIPAL PAYDOWN."

                                 6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                                 7.   Excess interest to pay subordinate
                                      principal shortfalls.

                                 8. Excess interest to pay Carryover resulting from imposition of the related Available
                                      Funds Cap.

                                 9.   Excess interest to pay to the Swap
                                      Counterparty any remaining amounts owing to the Swap Counterparty.

                                 10.  Any remaining amount will be paid in
                                      accordance with the Pooling and Servicing
                                      Agreement and will not be available for
                                      payment to holders of the Offered
                                      Certificates and the Class B Certificates.

                                 Payments received on the related Cap Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates; provided however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

     After the Certificate Principal Balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate Principal Balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates in each case, until reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates and tenth to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     44.20%*
CLASS M-1   36.90%*
CLASS M-2   30.20%*
CLASS M-3   26.40%*
CLASS M-4   22.90%*
CLASS M-5   19.70%*
CLASS M-6   16.50%*
CLASS B-1   13.60%*
CLASS B-2   10.80%*
CLASS B-3    8.80%*

*    includes 2x the overcollateralization of 4.40%

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

     i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

     ii)  the later of the:

               a.   July 2009 Distribution Date; and

               b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL      The first Distribution Date on which the senior
DISTRIBUTION DATE                enhancement percentage (i.e., the sum of the
                                 outstanding principal balance of the
                                 Subordinate Certificates and the O/C amount
                                 divided by the aggregate stated principal
                                 balance of the Mortgage Loans, as of the end of
                                 the related due period) is greater than or
                                 equal to the Senior Specified Enhancement
                                 Percentage (including O/C), which is equal to
                                 two times the initial Class A subordination
                                 percentage.
                                 SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                                 44.20%
                                 or
                                 (17.70%+4.40%)*2

STEPDOWN LOSS TRIGGER EVENT      The situation that exists with respect to any
<PRELIMINARY AND SUBJECT TO      Distribution Date on or after the Stepdown
REVISION>                        Date, if (a) the quotient of (1) the aggregate
                                 Stated Principal Balance of all Mortgage Loans
                                 60 or more days delinquent, measured on a
                                 rolling three month basis (including Mortgage
                                 Loans in foreclosure and REO Properties) and
                                 (2) the Stated Principal Balance of all the
                                 Mortgage Loans as of the preceding Servicer
                                 Remittance Date, equals or exceeds the product
                                 of (i) 30.19% and (ii) the senior specified
                                 enhancement percentage or (b) the quotient
                                 (expressed as a percentage) of (1) the
                                 aggregate Realized Losses incurred from the
                                 Cut-off Date through the last day of the
                                 calendar month preceding such Distribution Date
                                 and (2) the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date exceeds
                                 the Required Loss Percentage shown below.

                                 DISTRIBUTION DATE OCCURRING   REQUIRED LOSS PERCENTAGE
                                 ---------------------------   ------------------------
                                 July 2008 -- June 2009        1.40% with respect to July 2008, plus an additional
                                                               1/12th of 1.60% for each month thereafter
                                 July 2009 -- June 2010        3.00% with respect to July 2009, plus an additional
                                                               1/12th of 1.00% for each month thereafter
                                 July 2010 -- June 2011        4.00% with respect to July 2010, plus an additional
                                                               1/12th of 0.75% for each month thereafter
                                 July 2011 -- June 2012        4.75% with respect to July 2011, plus an additional
                                                               1/12th of 0.25% for each month thereafter
                                 July 2012 and thereafter      5.00%

                                      <PRELIMINARY AND SUBJECT TO REVISION>

PROSPECTUS                       The Offered Certificates will be offered
                                 pursuant to a Prospectus which includes a
                                 Prospectus Supplement (together, the
                                 "Prospectus"). Complete information with
                                 respect to the Offered Certificates and the
                                 Mortgage Loans is contained in the Prospectus.
                                 The foregoing is qualified in its entirety by
                                 the information appearing in the Prospectus. To
                                 the extent that the foregoing is inconsistent
                                 with the Prospectus, the Prospectus shall
                                 govern in all respects. Sales of the Offered
                                 Certificates may not be consummated unless the
                                 purchaser has received the Prospectus.

MORTGAGE LOAN TABLES             The following tables describe the mortgage
                                 loans and the related mortgaged properties as
                                 of the close of business on the Cut-off Date.
                                 The sum of the columns below may not equal the
                                 total indicated due to rounding.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $806,348,249
Aggregate Original Principal Balance      $806,933,231
Number of Mortgage Loans                         4,361

                                MINIMUM      MAXIMUM     AVERAGE (1)
                                -------   ------------   -----------
Original Principal Balance      $31,850   $  1,000,000     $185,034
Outstanding Principal Balance   $31,836   $    999,469     $184,900

                                                           WEIGHTED
                                MINIMUM      MAXIMUM     AVERAGE (2)
                                -------   ------------   -----------
Original Term (mos)                180          360           360
Stated remaining Term (mos)        176          359           357
Loan Age (mos)                       1            7             2
Current Interest Rate            6.125%      11.000%        7.737%
Initial Interest Rate Cap(3)     3.000%       3.000%        3.000%
Periodic Rate Cap(3)             1.000%       1.000%        1.000%
Gross Margin(3)                  5.125%      10.000%        6.681%
Maximum Mortgage Rate(3)        12.125%      17.000%       13.656%
Minimum Mortgage Rate(3)         6.125%      11.000%        7.656%
Months to Roll(3)                   17           83            32
Original Loan-to-Value           17.14%      100.00%        78.85%
Combined Loan-to-Value           17.14%      100.00%        94.43%
Credit Score                       525          810           636

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2021   05/01/2036

                             PERCENT OF
LIEN POSITION              MORTGAGE POOL
-------------              -------------
1st Lien                      100.00%

OCCUPANCY
Primary                        97.30%
Second Home                     0.27%
Investment                      2.44%

LOAN TYPE
Fixed Rate                     23.29%
ARM                            76.71%

AMORTIZATION TYPE
Fully Amortizing               20.22%
Interest Only                   6.54%
30/40 Balloon                   5.90%
30/45 Balloon                  67.34%

YEAR OF ORIGINATION
2005                            0.26%
2006                           99.74%

LOAN PURPOSE
Purchase                       65.25%
Refinance - Rate/Term           3.88%
Refinance -- Cash-out          30.87%

PROPERTY TYPE
Single Family                  75.47%
Planned Unit Development       15.30%
Condominium                     5.93%
Two- to Four-Family             3.31%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%                 55   $ 13,523,946     1.68%    6.466%     675      $245,890     75.51%    49.08%   96.71%    0.00%
6.501% to 7.000%                605    137,295,936    17.03     6.866      661       226,935     75.14     46.78    86.03     5.27
7.001% to 7.500%              1,050    214,236,281    26.57     7.335      646       204,035     76.57     46.26    79.39     8.79
7.501% to 8.000%              1,187    215,491,882    26.72     7.809      632       181,543     78.96     45.06    79.29     6.50
8.001% to 8.500%                699    115,771,105    14.36     8.316      614       165,624     80.80     42.62    81.19     6.50
8.501% to 9.000%                485     72,949,953     9.05     8.784      610       150,412     84.37     41.71    81.08     4.41
9.001% to 9.500%                185     26,720,944     3.31     9.279      614       144,438     88.23     41.49    80.59     5.97
9.501% to 10.000%                73      7,878,599     0.98     9.796      624       107,926     91.85     42.28    71.92     3.96
10.001% to 10.500%               16      1,781,660     0.22    10.214      604       111,354     93.88     44.22    72.39     0.00
10.501% to 11.000%                6        697,943     0.09    10.762      616       116,324     94.56     37.21    53.34     0.00
                              -----   ------------   ------    ------      ---      --------     -----     -----    -----     ----
TOTAL:                        4,361   $806,348,249   100.00%    7.737%     636      $184,900     78.85%    44.93%   81.12%    6.54%
                              =====   ============   ======    ======      ===      ========     =====     =====    =====     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.125% per annum to 11.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.737% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                       OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
REMAINING TERMS             MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       15   $  1,722,847     0.21%    7.693%     624      $114,856     75.67%    29.43%   96.50%    0.00%
229 to 240                        4        346,510     0.04     7.799      606        86,628     78.40     36.37   100.00     0.00
349 to 360                    4,342    804,278,892    99.74     7.737      636       185,232     78.86     44.97    81.08     6.56
                              -----   ------------   ------     -----      ---      --------     -----     -----   ------     ----
TOTAL:                        4,361   $806,348,249   100.00%    7.737%     636      $184,900     78.85%    44.93%   81.12%    6.54%
                              =====   ============   ======     =====      ===      ========     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN               MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRINCIPAL BALANCES            LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  20   $    957,046     0.12%    8.539%     613      $ 47,852     76.16%    34.32%   89.56%    0.00%
$50,001 to $100,000           1,019     80,134,051     9.94     8.152      623        78,640     81.92     41.34    95.37     1.44
$100,001 to $150,000          1,103    136,486,714    16.93     7.849      625       123,741     79.64     43.65    91.22     2.58
$150,001 to $200,000            825    143,848,467    17.84     7.760      628       174,362     78.92     44.34    88.51     3.82
$200,001 to $250,000            465    103,551,675    12.84     7.664      629       222,692     78.07     45.24    84.87     4.25
$250,001 to $300,000            312     85,635,187    10.62     7.666      634       274,472     78.64     46.29    79.31     8.07
$300,001 to $350,000            205     66,352,915     8.23     7.698      646       323,673     78.84     46.36    71.64     9.65
$350,001 to $400,000            132     49,448,237     6.13     7.623      658       374,608     78.10     46.28    64.93    10.78
$400,001 to $450,000            106     45,038,649     5.59     7.581      653       424,893     77.17     47.05    57.45    14.25
$450,001 to $500,000             73     34,633,503     4.30     7.441      660       474,432     77.37     47.27    65.66    14.99
$500,001 to $550,000             44     22,910,235     2.84     7.494      654       520,687     76.60     46.11    63.48    13.65
$550,001 to $600,000             26     14,991,466     1.86     7.501      663       576,595     78.33     45.41    58.02    19.27
$600,001 to $650,000             13      8,191,641     1.02     7.640      664       630,126     78.71     46.07    69.16    14.98
$650,001 to $700,000              6      4,065,199     0.50     7.934      646       677,533     72.93     47.32    66.75    16.04
$700,001 to $750,000              2      1,449,602     0.18     7.134      745       724,801     75.00     48.14    48.86     0.00
$750,001 to $800,000              4      3,153,402     0.39     7.282      637       788,350     76.65     52.42   100.00     0.00
$800,001 to $850,000              1        847,739     0.11     7.999      629       847,739     80.00     51.43   100.00     0.00
$850,001 to $900,000              2      1,753,643     0.22     6.869      704       876,822     75.00     37.86   100.00     0.00
$900,001 to $950,000              1        923,602     0.11     7.625      665       923,602     80.00     50.06   100.00     0.00
$950,001 to $1,000,000            2      1,975,276     0.24     7.427      698       987,638     79.99     41.36   100.00     0.00
                              -----   ------------   ------     -----      ---      --------     -----     -----   ------    -----
TOTAL:                        4,361   $806,348,249   100.00%    7.737%     636      $184,900     78.85%    44.93%   81.12%    6.54%
                              =====   ============   ======     =====      ===      ========     =====     =====   ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $31,836 to approximately $999,469 and the average outstanding principal balance of the Mortgage Loans was approximately $184,900.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              15   $  1,722,847     0.21%    7.693%     624      $114,856     75.67%    29.43%   96.50%    0.00%
20 Year Fixed Loans               4        346,510     0.04     7.799      606        86,628     78.40     36.37   100.00     0.00
30 Year Fixed Loans             613     75,435,857     9.36     8.157      617       123,060     82.67     40.13    97.65     5.45
30/40 Balloon Loans              33      6,109,601     0.76     7.887      614       185,139     81.25     43.93   100.00     0.00
30/45 Balloon Loans             628    104,193,935    12.92     7.906      611       165,914     79.95     44.40    98.69     0.00
2/28 LIBOR Loans                637    111,805,720    13.87     7.856      641       175,519     79.37     43.66    73.92    41.00
3/27 LIBOR Loans                200     23,076,853     2.86     8.071      626       115,384     79.88     42.27    87.61     6.55
4/26 LIBOR Loans                  3        446,212     0.06     8.963      640       148,737     84.43     44.11    45.54    79.81
5/25 LIBOR Loans                 11      2,910,394     0.36     7.745      643       264,581     81.40     41.03    88.46    31.14
2/28 LIBOR Loans (40 Year
Amortization)                   166     33,836,647     4.20     7.792      635       203,835     79.29     44.70    76.10     0.00
3/27 LIBOR Loans (40 Year
Amortization)                    33      6,745,876     0.84     7.918      638       204,420     76.13     44.98    70.08     0.00
3/27 LIBOR Loans (45 Year
Amortization)                 1,948    426,652,519    52.91     7.571      645       219,021     77.75     46.55    75.22     0.00
5/25 LIBOR Loans (40 Year
Amortization)                     2        402,960     0.05     7.395      620       201,480     65.32     30.79   100.00     0.00
5/25 LIBOR Loans (45 Year
Amortization)                    49      9,578,113     1.19     7.519      649       195,472     77.44     44.69    96.51     0.00
7/23 LIBOR Loans (40 Year
Amortization)                     3        488,318     0.06     7.773      587       162,773     75.30     37.68   100.00     0.00
7/23 LIBOR Loans (45 Year
Amortization)                    16      2,595,886     0.32     7.018      659       162,243     75.25     44.74    89.78     0.00
                              -----   ------------   ------     -----      ---      --------     -----     -----   ------    -----
TOTAL:                        4,361   $806,348,249   100.00%    7.737%     636      $184,900     78.85%    44.93%   81.12%    6.54%
                              =====   ============   ======     =====      ===      ========     =====     =====   ======    =====

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              1,290   $163,018,250    20.22%    8.073%     624      $126,371     81.55%    40.88%   88.48%    0.00%
Balloon                       2,878    590,603,855    73.24     7.647      638       205,213     78.21     45.96    80.06     0.00
60 Month Interest-Only          177     48,614,833     6.03     7.689      657       274,660     77.78     46.42    67.80   100.00
120 Month Interest-Only          16      4,111,312     0.51     7.937      595       256,957     75.42     40.24   100.00   100.00
                              -----   ------------   ------     -----      ---      --------     -----     -----   ------   ------
TOTAL:                        4,361   $806,348,249   100.00%    7.737%     636      $184,900     78.85%    44.93%   81.12%    6.54%
                              =====   ============   ======     =====      ===      ========     =====     =====   ======   ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                           3,068   $618,539,499    76.71%   7.656%      643      $201,610    78.18%    45.67%    75.91%   7.86%
Fixed Rate                    1,293    187,808,751    23.29    8.004       614       145,250    81.04     42.52     98.30    2.19
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%   6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           9   $    926,207     0.11%   8.286%      614      $102,912    79.98%    40.59%   100.00%    0.00%
Arizona                         120     23,970,064     2.97    7.887       631       199,751    78.10     44.61     92.44    11.92
Arkansas                         33      3,556,896     0.44    7.580       634       107,785    79.77     43.33     96.78     0.00
California                      818    262,857,532    32.60    7.445       655       321,342    76.29     47.40     63.01    12.01
Colorado                        306     51,778,800     6.42    7.578       625       169,212    79.04     44.92     94.84     1.84
Connecticut                       7      1,518,233     0.19    7.954       616       216,890    83.21     44.94     85.52     0.00
Florida                         281     54,818,749     6.80    7.745       636       195,085    79.09     42.30     80.53    11.16
Georgia                         189     26,815,885     3.33    7.994       617       141,883    80.04     43.30     93.01     3.00
Idaho                           138     19,129,333     2.37    7.645       633       138,618    76.55     44.30     85.46     2.06
Illinois                         20      2,097,341     0.26    8.275       634       104,867    82.46     37.67     83.92     0.00
Indiana                          19      1,718,056     0.21    8.317       633        90,424    86.64     39.96    100.00     0.00
Iowa                             50      4,720,212     0.59    8.242       610        94,404    80.09     40.10     98.70     1.94
Kansas                           70      7,149,807     0.89    7.968       620       102,140    80.21     43.43     94.27     1.37
Kentucky                        111     11,824,890     1.47    8.240       619       106,531    84.72     42.34     92.25     1.84
Maine                            15      2,394,206     0.30    8.257       636       159,614    82.73     44.09     69.65     0.00
Maryland                         16      4,075,876     0.51    7.921       635       254,742    81.84     40.92     87.17     0.00
Massachusetts                    33      9,735,153     1.21    8.038       675       295,005    78.52     42.66     65.52     0.00
Michigan                        173     22,325,693     2.77    8.160       617       129,050    83.98     43.16     92.35     0.50
Minnesota                        36      7,859,331     0.97    7.953       610       218,315    81.53     44.56     92.70    12.29
Mississippi                      14      1,337,205     0.17    7.890       621        95,515    81.43     46.85    100.00     0.00
Missouri                        104     11,067,985     1.37    8.053       627       106,423    80.94     41.47     91.79     3.66
Montana                           5        660,296     0.08    7.744       617       132,059    80.41     45.49     79.59     0.00
Nebraska                         15      1,287,158     0.16    8.084       608        85,811    78.19     43.56     88.14     0.00
Nevada                          139     31,467,710     3.90    7.570       625       226,386    76.12     46.06     88.72     4.41
New Jersey                       43      8,914,019     1.11    8.132       654       207,303    81.99     45.17     81.01     0.00
North Carolina                  141     19,873,716     2.46    7.914       616       140,948    78.09     42.07     96.82     0.77
Ohio                            460     52,596,318     6.52    8.184       622       114,340    86.10     42.01     96.63     5.31
Oklahoma                         33      3,344,961     0.41    8.446       609       101,362    85.53     40.03    100.00     0.00
Oregon                          158     27,995,889     3.47    7.754       630       177,189    78.14     46.11     89.61     1.84
Pennsylvania                     90     10,468,764     1.30    8.204       615       116,320    84.87     40.83     91.73     0.00
Rhode Island                     13      2,852,881     0.35    7.617       638       219,452    77.99     48.04     86.20     0.00
South Carolina                   44      5,077,031     0.63    8.208       626       115,387    81.75     39.12     96.47     0.00
Tennessee                       117     12,336,447     1.53    7.864       611       105,440    76.93     42.06     99.59     0.73
Utah                             89     14,215,278     1.76    7.621       634       159,722    79.35     44.77     92.03     1.20
Vermont                           3        536,194     0.07    8.520       702       178,731    91.72     48.94    100.00     0.00
Virginia                         17      4,079,918     0.51    8.117       654       239,995    81.10     44.46     63.75     0.00
Washington                      332     65,920,499     8.18    7.730       631       198,556    78.36     46.10     86.45     4.42
Wisconsin                        92     12,084,999     1.50    8.301       628       131,359    80.94     41.51     88.06     0.99
Wyoming                           8        958,718     0.12    7.781       609       119,840    80.76     45.84    100.00     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%    6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   28   $  4,426,085     0.55%   7.538%      610      $158,074    42.65%    40.75%    85.83%   11.22%
50.01% to 55.00%                 13      2,486,550     0.31    7.433       612       191,273    52.95     42.29     83.73     0.00
55.01% to 60.00%                 33      6,579,265     0.82    7.785       624       199,372    57.71     38.96     64.34     0.00
60.01% to 65.00%                 49      9,878,199     1.23    7.823       586       201,596    63.08     40.48     85.47    10.86
65.01% to 70.00%                112     21,148,607     2.62    7.634       600       188,827    68.74     42.33     82.75     7.70
70.01% to 75.00%              1,628    331,721,836    41.14    7.377       647       203,760    74.89     46.56     76.54     8.28
75.01% to 80.00%              1,612    291,339,133    36.13    7.795       636       180,731    79.83     44.67     79.33     5.61
80.01% to 85.00%                190     34,080,445     4.23    8.323       599       179,371    84.49     42.30     96.80     2.55
85.01% to 90.00%                243     45,411,884     5.63    8.511       622       186,880    89.62     43.55     91.29     5.11
90.01% to 95.00%                180     31,212,598     3.87    8.215       633       173,403    94.50     42.48     99.22     5.10
95.01% to 100.00%               273     28,063,648     3.48    8.995       637       102,797    99.91     42.41     98.57     3.32
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%    6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.14% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position.

COMBINED LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   28   $  4,426,085     0.55%   7.538%      610      $158,074    42.65%    40.75%    85.83%   11.22%
50.01% to 55.00%                 12      2,390,158     0.30    7.446       608       199,180    52.92     41.75     83.08     0.00
55.01% to 60.00%                 31      5,548,790     0.69    7.793       609       178,993    57.79     39.36     76.29     0.00
60.01% to 65.00%                 49      9,907,667     1.23    7.815       587       202,197    62.98     40.56     85.51    10.83
65.01% to 70.00%                 96     17,979,514     2.23    7.663       594       187,287    68.63     42.60     83.66     4.85
70.01% to 75.00%                104     21,445,750     2.66    7.670       608       206,209    73.39     41.75     84.82     4.80
75.01% to 80.00%                238     40,870,900     5.07    7.922       608       171,726    79.06     41.27     88.18     3.83
80.01% to 85.00%                197     36,790,062     4.56    8.275       602       186,752    83.38     42.79     94.81     2.36
85.01% to 90.00%                305     63,178,647     7.84    8.241       626       207,143    85.75     44.30     86.43     4.34
90.01% to 95.00%                282     54,217,625     6.72    7.937       642       192,261    86.91     43.63     88.48     7.60
95.01% to 100.00%             3,019    549,593,051    68.16    7.616       645       182,045    78.39     45.93     78.04     7.27
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%    6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 17.14% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 94.43%. This table was calculated using the combined loan-to-value ratio for Mortgage Loans that are in a first lien position with subordinate financing and the Original Loan-to-Value Ratio for Mortgage Loans that are in a first lien position without subordinate financing. Approximately 70.35% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.25%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   98   $ 15,123,175     1.88%   8.042%      623      $154,318    81.25%    13.87%    95.58%   8.15%
20.01% to 25.00%                133     21,506,983     2.67    7.867       623       161,707    78.49     22.66     95.64    6.12
25.01% to 30.00%                212     32,693,508     4.05    7.969       627       154,215    80.64     27.62     91.56    4.37
30.01% to 35.00%                317     46,211,717     5.73    7.917       616       145,778    79.24     32.57     90.93    2.95
35.01% to 40.00%                474     74,429,097     9.23    7.968       627       157,023    79.60     37.86     85.29    4.30
40.01% to 45.00%                693    119,684,835    14.84    7.808       635       172,705    78.71     42.85     77.78    5.03
45.01% to 50.00%              1,101    224,604,699    27.85    7.751       645       204,001    78.49     47.85     64.04    9.56
50.01% to 55.00%              1,101    223,985,615    27.78    7.563       640       203,438    78.62     52.52     89.34    6.25
55.01% to 60.00%                232     48,108,620     5.97    7.463       632       207,365    78.55     55.47     96.95    5.59
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%   6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.69% to 59.24% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 44.93%.

LOAN PURPOSE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      2,870   $526,161,897    65.25%   7.676%      647      $183,332    78.66%    45.84%    76.51%   7.59%
Refinance -- Cash-out         1,316    248,925,161    30.87    7.853       616       189,153    79.08     43.15     89.67    4.84
Refinance - Rate Term           175     31,261,192     3.88    7.851       623       178,635    80.12     43.97     90.74    2.35
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%   6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

PROPERTY TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 3,419   $608,514,008    75.47%   7.762%      634      $177,980    79.09%    44.67%    81.32%   5.97%
Planned Unit Development        558    123,371,911    15.30    7.623       637       221,097    77.89     45.25     86.71    8.07
Condominium                     258     47,798,157     5.93    7.646       651       185,264    78.24     46.74     76.11    9.22
Two- to Four-Family             126     26,664,174     3.31    7.861       670       211,620    78.90     46.33     59.72    7.60
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%   6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

DOCUMENTATION

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            3,290   $536,890,797    66.58%   7.729%      624      $163,189    79.54%    45.10%   100.00%    5.07%
No Income Verification          520    136,718,436    16.96    7.842       689       262,920    76.75     45.75      0.00    10.30
Full Documentation -
   Bank Statements              492    117,247,677    14.54    7.677       630       238,308    78.43     42.80    100.00     8.41
Limited Income
   Verification                  59     15,491,339     1.92    7.551       657       262,565    76.52     47.88      0.00    10.10
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%    6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

OCCUPANCY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       4,209   $784,543,336    97.30%   7.714%      636      $186,397    78.74%    45.04%    81.08%    6.44%
Investment                      143     19,637,736     2.44    8.620       653       137,327    81.92     41.26     81.21    11.02
Second Home                       9      2,167,177     0.27    8.259       684       240,797    90.14     38.33     97.51     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%    6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
1                               915   $165,494,507    20.52%   7.920%      634      $180,868    78.57%    45.15%    79.49%    2.70%
2                              1775    337,394,150    41.84    7.611       638       190,081    78.58     45.03     82.45     5.16
3                              1646    298,589,302    37.03    7.771       636       181,403    79.25     44.74     80.38    10.01
4                                16      2,803,715     0.35    8.263       611       175,232    78.85     43.10     92.71     0.00
5                                 4        904,359     0.11    7.484       645       226,090    87.08     49.71    100.00    35.38
6                                 3        762,168     0.09    8.971       628       254,056    89.37     38.17     68.12    31.88
7                                 2        400,050     0.05    7.825       622       200,025    88.37     34.18    100.00   100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%    6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 month.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            733   $121,308,939    15.04%   8.082%      636      $165,497    79.78%    43.05%    83.06%    2.63%
6 Months                         63      6,419,516     0.80    7.942       621       101,897    80.24     43.06     93.62     1.53
12 Months                       276     68,376,048     8.48    7.856       643       247,739    78.02     45.10     78.55    17.40
24 Months                       574    117,537,431    14.58    7.696       643       204,769    77.90     44.88     74.30    24.11
36 Months                     2,715    492,706,315    61.10    7.643       634       181,476    78.94     45.41     82.47     1.87
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%    6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

CREDIT SCORES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF CREDIT SCORES        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
525                               1   $    107,014     0.01%   8.750%      525      $107,014    80.00%    47.56%   100.00%    0.00%
526 to 550                      108     18,711,510     2.32    8.436       543       173,255    76.10     40.41     98.49     3.56
551 to 575                      274     48,059,556     5.96    8.254       564       175,400    77.75     42.48     95.56     2.33
576 to 600                      747    123,157,999    15.27    8.088       590       164,870    78.64     43.25     97.64     4.75
601 to 625                    1,173    192,707,181    23.90    7.770       612       164,286    79.89     44.89     95.91     4.20
626 to 650                      821    151,344,620    18.77    7.616       638       184,342    79.66     45.94     87.31     8.97
651 to 675                      547    103,702,541    12.86    7.602       662       189,584    78.22     45.89     72.93     6.59
676 to 700                      325     74,439,348     9.23    7.462       688       229,044    77.94     45.25     49.08    10.56
701 to 725                      199     50,436,666     6.25    7.373       712       253,451    77.85     46.23     41.68     9.68
726 to 750                       86     22,808,873     2.83    7.305       736       265,219    77.50     47.28     45.89     8.50
751 to 775                       58     15,688,909     1.95    7.398       761       270,498    79.17     46.78     40.45     8.02
776 to 800                       19      4,360,509     0.54    7.547       784       229,500    81.93     43.64     56.13    14.81
801 to 810                        3        823,524     0.10    7.169       806       274,508    80.00     44.84      0.00     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        4,361   $806,348,249   100.00%   7.737%      636      $184,900    78.85%    44.93%    81.12%    6.54%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 636.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.001% to 5.500%                 46   $ 11,245,417     1.82%    6.487%     677      $244,466     75.64%   48.73%    96.04%   0.00%
5.501% to 6.000%                499    111,185,761    17.98     6.848      664       222,817     75.10    47.00     86.36    4.71
6.001% to 6.500%                812    170,290,821    27.53     7.301      650       209,718     76.63    46.70     77.17    8.11
6.501% to 7.000%                828    167,075,385    27.01     7.764      643       201,782     78.69    45.94     72.67    9.52
7.001% to 7.500%                462     88,027,665    14.23     8.260      622       190,536     79.60    44.20     68.36    9.28
7.501% to 8.000%                290     49,800,684     8.05     8.774      613       171,726     82.66    42.07     71.88    7.20
8.001% to 8.500%                 94     16,216,199     2.62     9.282      626       172,513     87.38    40.59     71.53    9.83
8.501% to 9.000%                 34      4,507,723     0.73     9.761      641       132,580     88.90    42.55     46.98    6.92
9.001% to 9.500%                  2        129,908     0.02    10.211      603        64,954    100.00    41.75    100.00    0.00
9.501% to 10.000%                 1         59,935     0.01    11.000      600        59,935    100.00    37.70    100.00    0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------    ----
TOTAL:                        3,068   $618,539,499   100.00%    7.656%     643      $201,610     78.18%   45.67%    75.91%   7.86%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======    ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.125% per annum to 10.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.681% per annum.

MAXIMUM MORTGAGE RATES

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE                       MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OF MAXIMUM MORTGAGE RATES     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------------   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%               48   $ 12,088,677     1.95%    6.466%     678      $251,847    75.35%    49.45%    96.32%    0.00%
12.501% to 13.000%              532    122,752,133    19.85     6.859      664       230,737    75.20     47.05     84.38     5.89
13.001% to 13.500%              818    173,487,936    28.05     7.329      651       212,088    76.66     46.97     74.67    10.25
13.501% to 14.000%              816    160,667,721    25.98     7.809      639       196,897    78.83     45.82     72.69     7.97
14.001% to 14.500%              432     79,433,529    12.84     8.314      618       183,874    79.95     43.36     73.43     7.52
14.501% to 15.000%              289     48,863,566     7.90     8.779      613       169,078    82.62     41.86     73.13     5.95
15.001% to 15.500%               94     16,556,185     2.68     9.279      627       176,130    87.38     40.79     69.70     9.63
15.501% to 16.000%               33      4,042,923     0.65     9.782      638       122,513    88.74     42.04     52.02     7.71
16.001% to 16.500%                4        378,660     0.06    10.155      612        94,665    93.11     40.06     54.08     0.00
16.501% to 17.000%                2        268,170     0.04    10.806      612       134,085    88.35     47.23     22.35     0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                        3,068   $618,539,499   100.00%    7.656%     643      $201,610    78.18%    45.67%    75.91%    7.86%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.125% per annum to 17.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.656% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------------   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
November 2007                     2   $    400,050     0.06%   7.825%      622      $200,025    88.37%    34.18%   100.00%   100.00%
January 2008                      2        543,199     0.09    7.824       646       271,600    91.78     46.60    100.00     58.91
February 2008                     1        145,854     0.02    8.000       603       145,854    75.00     35.70    100.00      0.00
March 2008                      338     61,719,350     9.98    7.904       639       182,602    79.69     43.53     73.26     43.83
April 2008                      288     51,502,137     8.33    7.643       643       178,827    78.91     44.08     77.25     28.11
May 2008                        172     31,331,777     5.07    8.044       637       182,161    79.11     44.47     71.19     11.47
December 2008                     1        411,614     0.07    8.625       598       411,614    89.57     36.37    100.00      0.00
January 2009                      2        361,159     0.06    6.974       644       180,580    80.00     54.40    100.00      0.00
February 2009                     6      1,435,661     0.23    8.077       613       239,277    82.72     45.03    100.00      0.00
March 2009                      825    165,787,574    26.80    7.609       643       200,955    78.03     46.26     75.55      0.22
April 2009                      911    198,296,586    32.06    7.512       646       217,669    77.83     46.39     76.72      0.33
May 2009                        436     90,182,654    14.58    7.776       643       206,841    77.32     46.25     73.50      0.54
December 2009                     1        243,000     0.04    9.990       656       243,000    90.00     46.75      0.00    100.00
March 2010                        2        203,212     0.03    7.736       620       101,606    77.78     40.96    100.00     55.66
March 2011                       24      3,858,098     0.62    7.869       632       160,754    80.38     47.02     96.89      0.00
April 2011                       28      7,072,928     1.14    7.451       647       252,605    77.03     40.33     95.27      9.76
May 2011                         10      1,960,441     0.32    7.389       677       196,044    76.47     47.52     88.98     11.02
March 2013                       12      1,913,294     0.31    7.239       647       159,441    75.30     43.38     86.13      0.00
April 2013                        6      1,044,144     0.17    6.969       650       174,024    74.60     43.61    100.00      0.00
May 2013                          1        126,766     0.02    6.990       640       126,766    80.00     47.35    100.00      0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ------
TOTAL:                        3,068   $618,539,499   100.00%   7.656%      643      $201,610    78.18%    45.67%    75.91%     7.86%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $336,335,448
Aggregate Original Principal Balance      $336,607,129
Number of Mortgage Loans                         2,259

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $43,900   $491,200     $149,007
Outstanding Principal Balance   $43,887   $491,118     $148,887

                                MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                -------   -------   ---------------------
Original Term (mos)                180       360              360
Stated remaining Term (mos)        177       359              357
Loan Age (mos)                       1         7                2
Current Interest Rate            6.125%   11.000%           7.876%
Initial Interest Rate Cap(3)     3.000%    3.000%           3.000%
Periodic Rate Cap(3)             1.000%    1.000%           1.000%
Gross Margin(3)                  5.125%   10.000%           6.787%
Maximum Mortgage Rate(3)        12.125%   17.000%          13.786%
Minimum Mortgage Rate(3)         6.125%   11.000%           7.786%
Months to Roll(3)                   17        83               32
Original Loan-to-Value           55.17%   100.00%           81.11%
Combined Loan-to-Value           69.81%   100.00%           93.64%
Credit Score                       526       795              624

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2021   05/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%

OCCUPANCY
Primary                        95.86%
Second Home                     0.39%
Investment                      3.75%

LOAN TYPE
Fixed Rate                     31.80%
ARM                            68.20%

AMORTIZATION TYPE
Fully Amortizing               26.81%
Interest Only                   2.98%
30/40 Balloon                   6.29%
30/45 Balloon                  63.92%

YEAR OF ORIGINATION
2005                            0.47%
2006                           99.53%

LOAN PURPOSE
Purchase                       44.84%
Refinance - Rate/Term           6.13%
Refinance -- Cash-out          49.03%

PROPERTY TYPE
Single Family                  80.18%
Planned Unit Development       11.88%
Condominium                     5.23%
Two- to Four-Family             2.71%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF MORTGAGE RATES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%                 22   $  4,473,481     1.33%    6.448%     677      $203,340    76.70%    48.57%    90.05%   0.00%
6.501% to 7.000%                269     43,869,657    13.04     6.887      655       163,084    76.03     46.22     92.51    1.99
7.001% to 7.500%                497     77,182,509    22.95     7.342      636       155,297    77.98     46.86     92.77    3.94
7.501% to 8.000%                628     91,333,228    27.16     7.818      619       145,435    80.61     44.80     92.67    2.71
8.001% to 8.500%                397     58,312,944    17.34     8.329      609       146,884    83.12     42.60     92.62    3.21
8.501% to 9.000%                278     40,696,921    12.10     8.804      602       146,392    86.60     42.28     92.62    1.90
9.001% to 9.500%                114     15,364,481     4.57     9.280      606       134,776    89.01     43.35     92.26    4.43
9.501% to 10.000%                41      3,902,023     1.16     9.800      616        95,171    94.13     42.86     86.53    7.99
10.001% to 10.500%                8        744,169     0.22    10.154      598        93,021    95.30     42.30     76.63    0.00
10.501% to 11.000%                5        456,035     0.14    10.768      629        91,207    91.67     44.74     28.60    0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    ----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887    81.11%    44.73%    92.41%   2.98%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.125% per annum to 11.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.876% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                        4   $    655,507     0.19%   7.924%      605      $163,877    80.37%    18.03%   100.00%   0.00%
229 to 240                        2        120,806     0.04    8.478       604        60,403    80.23     40.19    100.00    0.00
349 to 360                    2,253    335,559,134    99.77    7.876       624       148,939    81.11     44.78     92.39    2.99
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        2,259   $336,335,448   100.00%   7.876%      624      $148,887    81.11%    44.73%    92.41%   2.98%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 177 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  7    $    338,246     0.10%   8.708%      617      $ 48,321    78.49%    37.83%    85.24%   0.00%
$50,001 to $100,000            614      49,209,240    14.63    8.110       626        80,145    82.08     42.58     95.95    1.59
$100,001 to $150,000           737      90,588,935    26.93    7.824       626       122,916    80.50     44.87     93.26    2.57
$150,001 to $200,000           470      81,142,382    24.13    7.854       623       172,643    80.88     45.26     94.75    2.53
$200,001 to $250,000           205      45,415,445    13.50    7.777       625       221,539    80.98     45.26     92.11    4.34
$250,001 to $300,000           123      33,612,974     9.99    7.902       616       273,276    82.25     45.62     90.98    5.71
$300,001 to $350,000            61      19,722,319     5.86    7.789       623       323,317    80.21     45.31     85.20    4.93
$350,001 to $400,000            28      10,526,041     3.13    7.863       624       375,930    82.14     44.56     85.36    0.00
$400,001 to $450,000            13       5,288,750     1.57    7.862       634       406,827    81.27     44.43     61.36    0.00
$450,001 to $500,000             1         491,118     0.15    8.375       657       491,118    80.00     25.57    100.00    0.00
                             -----    ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                       2,259    $336,335,448   100.00%   7.876%      624      $148,887    81.11%    44.73%    92.41%   2.98%
                             =====    ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $43,887 to approximately $491,118 and the average outstanding principal balance of the Mortgage Loans was approximately $148,887.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

PRODUCT TYPES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans               4   $    655,507     0.19%   7.924%      605      $163,877    80.37%    18.03%   100.00%    0.00%
20 Year Fixed Loans               2        120,806     0.04    8.478       604        60,403    80.23     40.19    100.00     0.00
30 Year Fixed Loans             355     43,633,418    12.97    8.163       621       122,911    84.98     40.83     99.09     2.78
30/40 Balloon Loans              18      2,751,846     0.82    8.115       601       152,880    83.41     41.68    100.00     0.00
30/45 Balloon Loans             386     59,787,901    17.78    8.000       611       154,891    82.27     44.50     98.79     0.00
2/28 LIBOR Loans                315     40,791,561    12.13    8.019       620       129,497    81.94     43.40     88.42    18.76
3/27 LIBOR Loans                121     13,167,491     3.91    8.124       629       108,822    81.58     42.79     90.40     2.93
4/26 LIBOR Loans                  3        446,212     0.13    8.963       640       148,737    84.43     44.11     45.54    79.81
5/25 LIBOR Loans                  7      1,382,641     0.41    8.463       606       197,520    83.76     32.68     84.38    30.12
2/28 LIBOR Loans (40 Year
   Amortization)                 90     15,660,161     4.66    7.774       628       174,002    80.53     46.08     90.72     0.00
3/27 LIBOR Loans (40 Year
   Amortization)                 14      2,273,509     0.68    7.587       631       162,394    77.12     48.78     90.82     0.00
3/27 LIBOR Loans (45 Year
   Amortization)                904    148,833,635    44.25    7.702       629       164,639    79.45     46.58     89.22     0.00
5/25 LIBOR Loans (40 Year
   Amortization)                  1        285,996     0.09    7.250       640       285,996    67.50     29.40    100.00     0.00
5/25 LIBOR Loans (45 Year
   Amortization)                 23      3,929,436     1.17    7.698       656       170,845    79.39     44.97    100.00     0.00
7/23 LIBOR Loans (40 Year
   Amortization)                  1        167,860     0.05    8.125       583       167,860    80.00     47.94    100.00     0.00
7/23 LIBOR Loans (45 Year
   Amortization)                 15      2,447,468     0.73    7.027       660       163,165    75.26     46.24     89.16     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        2,259   $336,335,448   100.00%   7.876%      624      $148,887    81.11%    44.73%    92.41%    2.98%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                747   $ 90,173,439    26.81%   8.121%      621      $120,714    83.49%    41.61%    93.48%    0.00%
Balloon                       1,452    236,137,811    70.21    7.778       625       162,629    80.20     45.93     92.09     0.00
60 Month Interest-Only           52      8,811,435     2.62    7.991       630       169,451    81.34     45.70     89.02   100.00
120 Month Interest-Only           8      1,212,763     0.36    7.810       626       151,595    78.59     34.69    100.00   100.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                        2,259   $336,335,448   100.00%   7.876%      624      $148,887    81.11%    44.73%    92.41%    2.98%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======   ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                           1,494   $229,385,970    68.20%   7.786%      628      $153,538    80.04%    45.65%    89.36%   3.84%
Fixed Rate                      765    106,949,478    31.80    8.070       615       139,803    83.39     42.76     98.95    1.13
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                        2,259   $336,335,448   100.00%   7.876%      624      $148,887    81.11%    44.73%    92.41%   2.98%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           7   $    673,126     0.20%   8.121%      630      $ 96,161    80.83%    37.63%   100.00%    0.00%
Arizona                          55      9,397,180     2.79    8.001       623       170,858    79.78     46.56     97.18    12.10
Arkansas                         23      2,192,562     0.65    7.628       633        95,329    79.79     46.67    100.00     0.00
California                      169     43,171,043    12.84    7.556       630       255,450    78.95     45.65     78.83     5.55
Colorado                        220     35,144,879    10.45    7.544       626       159,749    78.99     45.44     94.74     0.75
Connecticut                       5        835,277     0.25    8.223       606       167,055    83.07     46.04    100.00     0.00
Florida                         107     18,372,280     5.46    7.827       628       171,704    81.43     44.24     88.41     8.35
Georgia                         112     14,255,142     4.24    8.020       617       127,278    80.61     43.73     92.58     1.38
Idaho                            70      8,433,509     2.51    7.682       634       120,479    78.17     44.12     88.05     2.42
Illinois                          9      1,118,466     0.33    8.336       635       124,274    80.61     34.53     69.84     0.00
Indiana                          12      1,181,431     0.35    8.523       622        98,453    88.02     43.03    100.00     0.00
Iowa                             36      3,460,768     1.03    8.151       613        96,132    80.25     41.74     98.23     2.64
Kansas                           56      5,657,581     1.68    7.980       620       101,028    80.62     44.45     95.93     1.73
Kentucky                         67      7,244,203     2.15    8.150       621       108,122    84.23     44.23     90.34     3.01
Maine                            12      1,776,469     0.53    8.190       609       148,039    83.68     45.06     80.46     0.00
Maryland                         11      2,402,020     0.71    7.910       632       218,365    84.88     42.88     91.18     0.00
Massachusetts                    14      3,524,900     1.05    7.921       662       251,779    80.45     47.05     95.76     0.00
Michigan                        109     14,374,079     4.27    8.208       615       131,872    84.90     43.54     97.46     0.78
Minnesota                        27      5,500,622     1.64    8.080       608       203,727    82.89     43.80     89.56    15.07
Mississippi                       5        381,602     0.11    8.598       625        76,320    85.78     40.65    100.00     0.00
Missouri                         65      6,346,211     1.89    8.206       631        97,634    81.16     42.31     89.21     4.16
Montana                           3        472,416     0.14    7.726       636       157,472    84.19     44.25     71.47     0.00
Nebraska                         13      1,134,816     0.34    8.098       611        87,294    78.21     43.57     86.55     0.00
Nevada                           63     11,967,235     3.56    7.516       623       189,956    77.98     46.56     93.02     0.00
New Jersey                       33      5,834,614     1.73    8.142       627       176,806    82.87     45.93     97.02     0.00
North Carolina                   86     10,127,094     3.01    8.015       610       117,757    79.30     42.59     99.11     0.00
Ohio                            288     33,847,375    10.06    8.191       621       117,526    86.71     42.12     97.00     2.87
Oklahoma                         10      1,049,588     0.31    8.651       611       104,959    90.79     45.11    100.00     0.00
Oregon                          104     17,250,399     5.13    7.790       628       165,869    79.73     46.01     93.64     2.99
Pennsylvania                     38      4,429,814     1.32    8.318       621       116,574    85.87     41.81     91.94     0.00
Rhode Island                      6      1,336,857     0.40    7.826       612       222,810    78.85     48.85     87.57     0.00
South Carolina                   27      2,864,249     0.85    8.201       638       106,083    84.05     42.81    100.00     0.00
Tennessee                        60      6,121,398     1.82    7.786       610       102,023    77.05     44.39    100.00     1.48
Utah                             71     10,009,040     2.98    7.696       632       140,972    80.32     45.36     95.53     1.71
Vermont                           2        284,692     0.08    8.869       677       142,346    91.80     54.06    100.00     0.00
Virginia                          5        959,935     0.29    7.904       632       191,987    85.29     41.01    100.00     0.00
Washington                      199     35,722,666    10.62    7.827       620       179,511    80.10     46.89     95.28     2.27
Wisconsin                        54      6,791,710     2.02    8.353       623       125,772    82.76     44.94     96.05     1.77
Wyoming                           6        688,199     0.20    7.674       617       114,700    81.06     44.91    100.00     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        2,259   $336,335,448   100.00%   7.876%      624      $148,887    81.11%    44.73%    92.41%    2.98%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

No more than approximately 0.51% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
55.01% to 60.00%                  1   $    330,777     0.10%    7.990%     667      $330,777     55.17%    48.06%     0.00%   0.00%
60.01% to 65.00%                  1         66,924     0.02     7.990      570        66,924     65.00     51.58    100.00    0.00
65.01% to 70.00%                 42      7,055,765     2.10     7.728      594       167,994     69.82     40.30     88.01    2.61
70.01% to 75.00%                760    109,639,137    32.60     7.416      634       144,262     74.79     45.79     87.60    2.45
75.01% to 80.00%                858    124,191,749    36.92     7.836      621       144,746     79.72     44.85     92.81    3.72
80.01% to 85.00%                132     24,392,558     7.25     8.320      598       184,792     84.44     43.10     98.05    1.70
85.01% to 90.00%                175     32,853,540     9.77     8.497      617       187,735     89.62     44.84     96.40    3.97
90.01% to 95.00%                130     21,364,233     6.35     8.212      630       164,340     94.46     42.48    100.00    3.83
95.01% to 100.00%               160     16,440,764     4.89     8.971      636       102,755     99.88     43.68     98.91    0.00
                              -----   ------------   ------     -----      ---      --------     -----     -----    ------    ----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887     81.11%    44.73%    92.41%   2.98%
                              =====   ============   ======     =====      ===      ========     =====     =====    ======    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 55.17% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position.

COMBINED LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
65.01% to 70.00%                 31   $  5,354,393     1.59%    7.959%     580      $172,722     69.99%    41.53%   89.65%    3.44%
70.01% to 75.00%                 77     15,745,132     4.68     7.729      605       204,482     73.91     41.50    86.53     5.47
75.01% to 80.00%                165     26,901,789     8.00     8.019      599       163,041     78.89     40.91    91.30     5.81
80.01% to 85.00%                136     25,289,354     7.52     8.293      600       185,951     83.83     43.08    96.81     1.64
85.01% to 90.00%                211     40,358,763    12.00     8.333      617       191,274     86.91     44.77    93.97     3.23
90.01% to 95.00%                185     30,701,701     9.13     7.971      634       165,955     88.87     43.27    94.59     3.96
95.01% to 100.00%              1454    191,984,316    57.08     7.699      633       132,039     79.50     46.06    91.87     2.33
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----     ----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887     81.11%    44.73%   92.41%    2.98%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 69.81% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 93.64%. This table was calculated using the combined loan-to-value ratio for Mortgage Loans that are in a first lien position with subordinate financing and the Original Loan-to-Value Ratio for Mortgage Loans that are in a first lien position without subordinate financing. Approximately 57.73% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.09%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DEBT-TO-INCOME RATIOS         LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   35   $  6,100,088     1.81%    7.989%     622      $174,288     82.83%    12.83%   97.58%    11.03%
20.01% to 25.00%                 55      7,695,478     2.29     7.984      627       139,918     81.72     22.66    95.62     0.00
25.01% to 30.00%                102     14,010,062     4.17     8.182      610       137,354     83.41     27.58    96.63     4.38
30.01% to 35.00%                170     23,094,791     6.87     8.009      611       135,852     81.42     32.45    96.97     1.52
35.01% to 40.00%                257     34,536,606    10.27     8.107      616       134,384     81.93     37.86    93.49     2.93
40.01% to 45.00%                366     51,197,534    15.22     7.927      622       139,884     80.47     42.78    89.49     3.55
45.01% to 50.00%                534     82,399,029    24.50     7.860      628       154,305     80.70     47.65    84.96     1.78
50.01% to 55.00%                609     97,346,039    28.94     7.725      628       159,846     80.84     52.66    96.63     2.86
55.01% to 60.00%                131     19,955,822     5.93     7.701      628       152,335     81.54     55.40    97.14     6.53
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----     ----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887     81.11%    44.73%   92.41%    2.98%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====     ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.69% to 57.56% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 44.73%.

LOAN PURPOSE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      1,221   $150,824,261    44.84%    7.804%     633      $123,525     80.02%    46.94%   92.36%    2.53%
Refinance -- Cash-out           913    164,893,211    49.03     7.940      616       180,606     82.04     42.81    92.92     3.64
Refinance - Rate Term           125     20,617,976     6.13     7.895      621       164,944     81.58     43.89    88.67     0.96
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----     ----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887     81.11%    44.73%   92.41%    2.98%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====     ====

PROPERTY TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1,861   $269,667,390    80.18%    7.904%     622      $144,905     81.38%    44.28%   92.51%    2.80%
Planned Unit Development        225     39,971,407    11.88     7.689      625       177,651     79.37     46.39    94.96     2.77
Condominium                     118     17,575,818     5.23     7.820      641       148,948     80.44     47.65    83.11     6.66
Two- to Four-Family              55      9,120,834     2.71     7.978      643       165,833     81.92     45.04    96.08     2.22
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----     ----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887     81.11%    44.73%   92.41%    2.98%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====     ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DOCUMENTATION

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            1,871   $267,560,094    79.55%    7.858%     620      $143,004     81.39%    45.20%   100.00%   2.43%
No Income Verification          118     20,652,962     6.14     8.048      670       175,025     77.24     44.66      0.00    4.68
Full Documentation -
   Bank Statements              245     43,242,397    12.86     7.933      626       176,500     81.62     41.43    100.00    5.93
Limited Income
   Verification                  25      4,879,994     1.45     7.630      638       195,200     77.11     48.24      0.00    0.00
                              -----   ------------   ------     -----      ---      --------     -----     -----    ------    ----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887     81.11%    44.73%    92.41%   2.98%
                              =====   ============   ======     =====      ===      ========     =====     =====    ======    ====

OCCUPANCY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       2,167   $322,412,439    95.86%    7.843%     623      $148,783     80.91%    44.81%    92.35%   2.58%
Investment                       86     12,601,824     3.75     8.659      647       146,533     85.14     42.68     93.22   13.59
Second Home                       6      1,321,185     0.39     8.395      648       220,198     90.74     43.23    100.00    0.00
                              -----   ------------   ------     -----      ---      --------     -----     -----    ------    ----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887     81.11%    44.73%    92.41%   2.98%
                              =====   ============   ======     =====      ===      ========     =====     =====    ======    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOANS AGE (MONTHS)            LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
1                               422   $ 60,266,552    17.92%    8.105%     621      $142,812     81.00%    44.74%    91.33%   1.72%
2                               925    140,883,522    41.89     7.740      626       152,307     80.89     44.82     92.55    2.45
3                               895    132,056,362    39.26     7.905      624       147,549     81.30     44.67     92.75    3.70
4                                10      1,547,826     0.46     8.445      602       154,783     82.56     45.20    100.00    0.00
5                                 2        418,968     0.12     7.575      609       209,484     80.00     48.25    100.00    0.00
6                                 3        762,168     0.23     8.971      628       254,056     89.37     38.17     68.12    31.88
7                                 2        400,050     0.12     7.825      622       200,025     88.37     34.18    100.00   100.00
                              -----   ------------   ------     -----      ---      --------     -----     -----    ------   -----
TOTAL:                        2,259   $336,335,448   100.00%    7.876%     624      $148,887     81.11%    44.73%    92.41%   2.98%
                              =====   ============   ======     =====      ===      ========     =====     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 month.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            425   $ 57,902,105    17.22%   8.143%      624      $136,240    81.48%    43.75%    94.53%    0.71%
6 Months                         51      5,111,472     1.52    7.977       619       100,225    80.65     44.16     95.49     1.92
12 Months                       108     18,929,525     5.63    8.071       617       175,273    80.20     44.33     95.65    10.66
24 Months                       258     38,168,780    11.35    7.851       628       147,941    79.82     44.74     85.06    11.21
36 Months                     1,417    216,223,566    64.29    7.789       624       152,592    81.32     45.04     92.78     1.49
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        2,259   $336,335,448   100.00%   7.876%      624      $148,887    81.11%    44.73%    92.41%    2.98%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

CREDIT SCORES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
526 to 550                       58   $ 10,037,627     2.98%   8.568%      541      $173,063    79.73%    41.63%   100.00%   1.30%
551 to 575                      147     24,967,126     7.42    8.429       564       169,844    81.98     43.02     98.88    1.21
576 to 600                      413     61,044,532    18.15    8.145       589       147,808    80.11     43.69     97.02    1.99
601 to 625                      677     97,283,379    28.92    7.870       613       143,698    81.76     44.79     95.97    2.57
626 to 650                      454     67,914,898    20.19    7.726       638       149,592    82.17     45.48     94.41    5.27
651 to 675                      268     38,069,248    11.32    7.645       661       142,049    79.89     45.47     83.06    4.06
676 to 700                      125     18,657,879     5.55    7.406       688       149,263    79.65     44.84     81.17    2.48
701 to 725                       64      9,669,049     2.87    7.474       712       151,079    82.01     47.11     66.56    2.99
726 to 750                       24      4,045,192     1.20    7.172       737       168,550    77.76     48.59     68.75    0.00
751 to 775                       22      3,385,771     1.01    7.516       762       153,899    80.64     46.10     73.40    0.00
776 to 795                        7      1,260,747     0.37    7.143       786       180,107    78.85     49.44     72.08    0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        2,259   $336,335,448   100.00%   7.876%      624      $148,887    81.11%    44.73%    92.41%   2.98%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 526 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 624.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.001% to 5.500%                 18   $  3,531,184     1.54%    6.521%     687      $196,177     75.97%   47.73%    87.39%    0.00%
5.501% to 6.000%                233     37,509,975    16.35     6.877      657       160,987     75.56    46.39     91.86     2.33
6.001% to 6.500%                371     56,959,747    24.83     7.340      638       153,530     77.52    47.50     90.21     3.43
6.501% to 7.000%                394     57,283,836    24.97     7.800      622       145,390     80.30    46.01     89.96     3.65
7.001% to 7.500%                242     37,876,668    16.51     8.304      608       156,515     82.18    44.22     87.32     5.99
7.501% to 8.000%                155     25,113,450    10.95     8.812      603       162,022     85.20    42.38     87.21     2.54
8.001% to 8.500%                 61      9,193,540     4.01     9.285      611       150,714     88.59    43.69     87.84     7.41
8.501% to 9.000%                 19      1,857,637     0.81     9.804      619        97,770     91.25    41.84     75.38    16.78
9.501% to 10.000%                 1         59,935     0.03    11.000      600        59,935    100.00    37.70    100.00     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------    -----
TOTAL:                        1,494   $229,385,970   100.00%    7.786%     628      $153,538     80.04%   45.65%    89.36%    3.84%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.125% per annum to 10.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.787% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%               18   $  3,688,720     1.61%    6.447%     686      $204,929    75.12%    48.86%    87.93%    0.00%
12.501% to 13.000%              236     38,156,072    16.63     6.880      657       161,678    75.63     46.45     91.38     2.29
13.001% to 13.500%              370     56,432,354    24.60     7.331      638       152,520    77.59     47.88     90.50     4.31
13.501% to 14.000%              398     58,527,578    25.51     7.818      621       147,054    80.40     46.04     89.42     3.66
14.001% to 14.500%              235     36,511,758    15.92     8.326      610       155,369    82.15     43.05     88.45     4.75
14.501% to 15.000%              154     24,626,204    10.74     8.801      603       159,910    85.11     42.75     87.80     2.59
15.001% to 15.500%               60      9,083,681     3.96     9.268      612       151,395    88.47     43.66     88.24     7.50
15.501% to 16.000%               19      1,842,682     0.80     9.785      620        96,983    91.18     42.44     75.18    16.92
16.001% to 16.500%                2        248,752     0.11    10.125      616       124,376    89.51     39.17     30.10     0.00
16.501% to 17.000%                2        268,170     0.12    10.806      612       134,085    88.35     47.23     22.35     0.00
                              -----   ------------   ------    ------      ---      --------    -----     -----     -----    -----
TOTAL:                        1,494   $229,385,970   100.00%    7.786%     628      $153,538    80.04%    45.65%    89.36%    3.84%
                              =====   ============   ======    ======      ===      ========    =====     =====     =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.125% per annum to 17.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.786% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
November 2007                     2   $    400,050     0.17%   7.825%      622      $200,025    88.37%    34.18%   100.00%  100.00%
January 2008                      1        223,199     0.10    7.750       609       223,199    80.00     43.68    100.00     0.00
February 2008                     1        145,854     0.06    8.000       603       145,854    75.00     35.70    100.00     0.00
March 2008                      171     23,133,646    10.09    8.059       613       135,284    81.74     43.09     91.74    17.85
April 2008                      156     22,301,505     9.72    7.710       631       142,958    81.06     44.66     87.03    10.33
May 2008                         74     10,247,468     4.47    8.242       627       138,479    82.08     45.94     86.61     7.99
December 2008                     1        411,614     0.18    8.625       598       411,614    89.57     36.37    100.00     0.00
January 2009                      1        195,769     0.09    7.375       610       195,769    80.00     53.47    100.00     0.00
February 2009                     3        701,007     0.31    8.263       591       233,669    82.68     48.84    100.00     0.00
March 2009                      425     66,009,540    28.78    7.742       628       155,317    79.49     46.28     89.69     0.00
April 2009                      434     70,640,019    30.80    7.643       630       162,765    79.83     46.43     89.46     0.55
May 2009                        175     26,316,686    11.47    7.931       629       150,381    78.91     46.07     87.61     0.00
December 2009                     1        243,000     0.11    9.990       656       243,000    90.00     46.75      0.00   100.00
March 2010                        2        203,212     0.09    7.736       620       101,606    77.78     40.96    100.00    55.66
March 2011                       15      2,703,022     1.18    7.951       639       180,201    82.67     45.85    100.00     0.00
April 2011                       12      2,333,277     1.02    7.753       648       194,440    77.03     36.18    100.00     8.59
May 2011                          4        561,774     0.24    7.904       642       140,444    78.13     39.09     61.55    38.45
March 2013                       11      1,794,437     0.78    7.164       653       163,131    75.71     44.02     85.22     0.00
April 2013                        4        694,125     0.30    6.943       661       173,531    74.40     52.19    100.00     0.00
May 2013                          1        126,766     0.06    6.990       640       126,766    80.00     47.35    100.00     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------   ------
TOTAL:                        1,494   $229,385,970   100.00%   7.786%      628      $153,538    80.04%    45.65%    89.36%    3.84%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======   ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $470,012,801
Aggregate Original Principal Balance      $470,326,102
Number of Mortgage Loans                         2,102

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $31,850   $1,000,000     $223,752
Outstanding Principal Balance   $31,836   $  999,469     $223,603

                                MINIMUM     MAXIMUM    WEIGHTED AVERAGE (2)
                                -------   ----------   --------------------
Original Term (mos)                180         360               360
Stated remaining Term (mos)        176         359               357
Loan Age (mos)                       1           5                 2
Current Interest Rate            6.250%     10.750%            7.638%
Initial Interest Rate Cap(3)     3.000%      3.000%            3.000%
Periodic Rate Cap(3)             1.000%      1.000%            1.000%
Gross Margin(3)                  5.250%      9.374%            6.619%
Maximum Mortgage Rate(3)        12.250%     16.374%           13.579%
Minimum Mortgage Rate(3)         6.250%     10.374%            7.579%
Months to Roll(3)                   19          82                32
Original Loan-to-Value           17.14%     100.00%            77.23%
Combined Loan-to-Value           17.14%     100.00%            94.99%
Credit Score                       525         810               645

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2021   05/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%

OCCUPANCY
Primary                        98.32%
Second Home                     0.18%
Investment                      1.50%

LOAN TYPE
Fixed Rate                     17.20%
ARM                            82.80%

AMORTIZATION TYPE
Fully Amortizing               15.50%
Interest Only                   9.09%
30/40 Balloon                   5.63%
30/45 Balloon                  69.79%

YEAR OF ORIGINATION
2005                            0.10%
2006                           99.90%

LOAN PURPOSE
Purchase                       79.86%
Refinance - Rate/Term           2.26%
Refinance -- Cash-out          17.88%

PROPERTY TYPE
Single Family                  72.09%
Planned Unit Development       17.74%
Condominium                     6.43%
Two- to Four-Family             3.73%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------              --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
6.001% to 6.500%                 33   $  9,050,465     1.93%    6.476%     674      $274,257     74.92%   49.34%   100.00%    0.00%
6.501% to 7.000%                336     93,426,279    19.88     6.855      664       278,054     74.72    47.05     83.00     6.81
7.001% to 7.500%                553    137,053,772    29.16     7.331      652       247,837     75.77    45.93     71.85    11.52
7.501% to 8.000%                559    124,158,654    26.42     7.803      642       222,109     77.74    45.26     69.45     9.30
8.001% to 8.500%                302     57,458,161    12.22     8.303      620       190,259     78.44    42.63     69.60     9.85
8.501% to 9.000%                207     32,253,032     6.86     8.758      620       155,812     81.56    40.99     66.51     7.57
9.001% to 9.500%                 71     11,356,463     2.42     9.279      626       159,950     87.17    38.97     64.79     8.05
9.501% to 10.000%                32      3,976,576     0.85     9.792      631       124,268     89.61    41.71     57.58     0.00
10.001% to 10.500%                8      1,037,491     0.22    10.257      608       129,686     92.86    45.61     69.35     0.00
10.501% to 11.000%                1        241,909     0.05    10.750      592       241,909    100.00    23.02    100.00     0.00
                              -----   ------------   ------     -----      ---      --------    ------    -----    ------    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%   45.08%    73.05%    9.09%
                              =====   ============   ======     =====      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.250% per annum to 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.638% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                       11   $  1,067,340     0.23%   7.551%      635      $ 97,031    72.78%    36.43%    94.35%   0.00%
229 to 240                        2        225,704     0.05    7.436       607       112,852    77.43     34.33    100.00    0.00
349 to 360                    2,089    468,719,758    99.72    7.638       645       224,375    77.24     45.10     72.99    9.11
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                        2,102   $470,012,801   100.00%   7.638%      645      $223,603    77.23%    45.08%    73.05%   9.09%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                  13   $    618,800     0.13%   8.447%      610      $ 47,600    74.89%    32.40%    91.92%    0.00%
$50,001 to $100,000             405     30,924,812     6.58    8.219       619        76,358    81.68     39.38     94.45     1.20
$100,001 to $150,000            366     45,897,779     9.77    7.900       622       125,404    77.95     41.25     87.18     2.60
$150,001 to $200,000            355     62,706,086    13.34    7.638       635       176,637    76.38     43.15     80.45     5.50
$200,001 to $250,000            260     58,136,229    12.37    7.576       633       223,601    75.80     45.23     79.21     4.17
$250,001 to $300,000            189     52,022,214    11.07    7.514       646       275,250    76.30     46.73     71.77     9.60
$300,001 to $350,000            144     46,630,596     9.92    7.659       657       323,824    78.26     46.81     65.91    11.65
$350,001 to $400,000            104     38,922,196     8.28    7.558       667       374,252    77.01     46.74     59.41    13.70
$400,001 to $450,000             93     39,749,899     8.46    7.543       655       427,418    76.63     47.39     56.93    16.15
$450,001 to $500,000             72     34,142,385     7.26    7.428       660       474,200    77.33     47.58     65.16    15.20
$500,001 to $550,000             44     22,910,235     4.87    7.494       654       520,687    76.60     46.11     63.48    13.65
$550,001 to $600,000             26     14,991,466     3.19    7.501       663       576,595    78.33     45.41     58.02    19.27
$600,001 to $650,000             13      8,191,641     1.74    7.640       664       630,126    78.71     46.07     69.16    14.98
$650,001 to $700,000              6      4,065,199     0.86    7.934       646       677,533    72.93     47.32     66.75    16.04
$700,001 to $750,000              2      1,449,602     0.31    7.134       745       724,801    75.00     48.14     48.86     0.00
$750,001 to $800,000              4      3,153,402     0.67    7.282       637       788,350    76.65     52.42    100.00     0.00
$800,001 to $850,000              1        847,739     0.18    7.999       629       847,739    80.00     51.43    100.00     0.00
$850,001 to $900,000              2      1,753,643     0.37    6.869       704       876,822    75.00     37.86    100.00     0.00
$900,001 to $950,000              1        923,602     0.20    7.625       665       923,602    80.00     50.06    100.00     0.00
$950,001 to $1,000,000            2      1,975,276     0.42    7.427       698       987,638    79.99     41.36    100.00     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        2,102   $470,012,801   100.00%   7.638%      645      $223,603    77.23%    45.08%    73.05%    9.09%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $31,836 to approximately $999,469 and the average outstanding principal balance of the Mortgage Loans was approximately $223,603.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

PRODUCT TYPES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans              11   $  1,067,340     0.23%    7.551%     635      $ 97,031     72.78%    36.43%   94.35%    0.00%
20 Year Fixed Loans               2        225,704     0.05     7.436      607       112,852     77.43     34.33   100.00     0.00
30 Year Fixed Loans             258     31,802,439     6.77     8.149      611       123,265     79.49     39.18    95.68     9.11
30/40 Balloon Loans              15      3,357,756     0.71     7.701      625       223,850     79.49     45.78   100.00     0.00
30/45 Balloon Loans             242     44,406,035     9.45     7.780      611       183,496     76.83     44.27    98.56     0.00
2/28 LIBOR Loans                322     71,014,159    15.11     7.762      653       220,541     77.89     43.81    65.59    53.78
3/27 LIBOR Loans                 79      9,909,362     2.11     8.000      620       125,435     77.61     41.59    83.91    11.35
5/25 LIBOR Loans                  4      1,527,753     0.33     7.095      676       381,938     79.25     48.58    92.16    32.07
2/28 LIBOR Loans (40 Year
   Amortization)                 76     18,176,486     3.87     7.808      641       239,164     78.22     43.51    63.51     0.00
3/27 LIBOR Loans (40 Year
   Amortization)                 19      4,472,367     0.95     8.086      641       235,388     75.62     43.05    59.53     0.00
3/27 LIBOR Loans (45 Year
   Amortization)              1,044    277,818,884    59.11     7.501      654       266,110     76.83     46.53    67.72     0.00
5/25 LIBOR Loans (40 Year
   Amortization)                  1        116,964     0.02     7.750      572       116,964     60.00     34.20   100.00     0.00
5/25 LIBOR Loans (45 Year
   Amortization)                 26      5,648,677     1.20     7.395      644       217,257     76.08     44.49    94.08     0.00
7/23 LIBOR Loans (40 Year
   Amortization)                  2        320,458     0.07     7.589      589       160,229     72.85     32.31   100.00     0.00
7/23 LIBOR Loans (45 Year
   Amortization)                  1        148,418     0.03     6.875      648       148,418     75.00     20.02   100.00     0.00
                              -----   ------------   -------    ------     ---      --------     ------    ------   ------    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   =======    ======     ===      ========     ======    ======   ======    =====

AMORTIZATION TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing                543   $ 72,844,811    15.50%    8.013%     628      $134,153     79.15%    39.99%   82.29%    0.00%
Balloon                       1,426    354,466,044    75.42     7.559      647       248,574     76.89     45.98    72.04     0.00
60 Month Interest-Only          125     39,803,397     8.47     7.622      663       318,427     76.99     46.58    63.11   100.00
120 Month Interest-Only           8      2,898,548     0.62     7.990      582       362,319     74.10     42.56   100.00   100.00
                              -----   ------------   ------     -----      ---      --------     -----     -----   ------   ------
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====   ======   ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ADJUSTMENT TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
ARM                           1,574   $389,153,528    82.80%    7.579%     652      $247,239     77.09%    45.68%   67.98%   10.23%
Fixed Rate                      528     80,859,273    17.20     7.918      612       153,143     77.93     42.20    97.44     3.58
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------     --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Alabama                           2   $    253,081     0.05%    8.727%     573      $126,541     77.73%    48.46%  100.00%    0.00%
Arizona                          65     14,572,884     3.10     7.813      637       224,198     77.02     43.35    89.38    11.80
Arkansas                         10      1,364,334     0.29     7.502      636       136,433     79.76     37.96    91.60     0.00
California                      649    219,686,489    46.74     7.423      660       338,500     75.77     47.74    59.91    13.28
Colorado                         86     16,633,921     3.54     7.648      622       193,418     79.14     43.82    95.03     4.15
Connecticut                       2        682,956     0.15     7.625      628       341,478     83.39     43.60    67.80     0.00
Florida                         174     36,446,469     7.75     7.703      641       209,462     77.92     41.32    76.56    12.58
Georgia                          77     12,560,743     2.67     7.963      618       163,127     79.40     42.82    93.51     4.83
Idaho                            68     10,695,824     2.28     7.616      633       157,292     75.27     44.43    83.42     1.78
Illinois                         11        978,875     0.21     8.205      633        88,989     84.57     41.25   100.00     0.00
Indiana                           7        536,625     0.11     7.863      658        76,661     83.61     33.19   100.00     0.00
Iowa                             14      1,259,443     0.27     8.492      602        89,960     79.67     35.60   100.00     0.00
Kansas                           14      1,492,226     0.32     7.922      620       106,588     78.66     39.58    87.99     0.00
Kentucky                         44      4,580,687     0.97     8.383      616       104,107     85.48     39.35    95.26     0.00
Maine                             3        617,737     0.13     8.448      710       205,912     80.00     41.31    38.58     0.00
Maryland                          5      1,673,856     0.36     7.936      639       334,771     77.49     38.12    81.42     0.00
Massachusetts                    19      6,210,253     1.32     8.105      682       326,855     77.43     40.17    48.36     0.00
Michigan                         64      7,951,614     1.69     8.073      621       124,244     82.33     42.46    83.10     0.00
Minnesota                         9      2,358,709     0.50     7.658      614       262,079     78.36     46.34   100.00     5.80
Mississippi                       9        955,604     0.20     7.608      620       106,178     79.69     49.33   100.00     0.00
Missouri                         39      4,721,774     1.00     7.847      621       121,071     80.65     40.35    95.26     2.99
Montana                           2        187,879     0.04     7.791      570        93,940     70.90     48.61   100.00     0.00
Nebraska                          2        152,342     0.03     7.976      590        76,171     78.08     43.55   100.00     0.00
Nevada                           76     19,500,475     4.15     7.603      626       256,585     74.98     45.75    86.08     7.11
New Jersey                       10      3,079,405     0.66     8.114      704       307,940     80.32     43.74    50.66     0.00
North Carolina                   55      9,746,622     2.07     7.809      622       177,211     76.82     41.53    94.45     1.57
Ohio                            172     18,748,943     3.99     8.171      625       109,005     85.01     41.80    95.95     9.70
Oklahoma                         23      2,295,372     0.49     8.352      608        99,799     83.13     37.71   100.00     0.00
Oregon                           54     10,745,490     2.29     7.695      633       198,991     75.57     46.27    83.14     0.00
Pennsylvania                     52      6,038,951     1.28     8.120      611       116,134     84.15     40.11    91.58     0.00
Rhode Island                      7      1,516,024     0.32     7.432      660       216,575     77.24     47.32    85.00     0.00
South Carolina                   17      2,212,782     0.47     8.217      610       130,164     78.78     34.33    91.90     0.00
Tennessee                        57      6,215,049     1.32     7.941      611       109,036     76.82     39.77    99.20     0.00
Utah                             18      4,206,238     0.89     7.440      639       233,680     77.05     43.37    83.69     0.00
Vermont                           1        251,502     0.05     8.125      730       251,502     91.64     43.15   100.00     0.00
Virginia                         12      3,119,983     0.66     8.183      660       259,999     79.81     45.53    52.60     0.00
Washington                      133     30,197,833     6.42     7.617      644       227,051     76.30     45.15    76.02     6.97
Wisconsin                        38      5,293,289     1.13     8.234      635       139,297     78.61     37.10    77.80     0.00
Wyoming                           2        270,519     0.06     8.052      588       135,260     80.00     48.21   100.00     0.00
                              -----   ------------   ------     -----      ---      --------     -----     -----   ------    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====   ======    =====

No more than approximately 0.73% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   28   $  4,426,085     0.94%    7.538%     610      $158,074     42.65%    40.75%   85.83%   11.22%
50.01% to 55.00%                 13      2,486,550     0.53     7.433      612       191,273     52.95     42.29    83.73     0.00
55.01% to 60.00%                 32      6,248,489     1.33     7.774      622       195,265     57.85     38.48    67.75     0.00
60.01% to 65.00%                 48      9,811,274     2.09     7.822      586       204,402     63.07     40.41    85.37    10.94
65.01% to 70.00%                 70     14,092,842     3.00     7.587      603       201,326     68.20     43.34    80.11    10.25
70.01% to 75.00%                868    222,082,699    47.25     7.358      653       255,856     74.94     46.95    71.08    11.16
75.01% to 80.00%                754    167,147,384    35.56     7.764      648       221,681     79.91     44.53    69.30     7.01
80.01% to 85.00%                 58      9,687,887     2.06     8.329      604       167,033     84.59     40.29    93.66     4.67
85.01% to 90.00%                 68     12,558,343     2.67     8.548      638       184,682     89.65     40.18    77.93     8.09
90.01% to 95.00%                 50      9,848,365     2.10     8.221      641       196,967     94.60     42.46    97.51     7.86
95.01% to 100.00%               113     11,622,884     2.47     9.030      638       102,857     99.94     40.61    98.08     8.02
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.14% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                   28   $  4,426,085     0.94%    7.538%     610      $158,074     42.65%    40.75%   85.83%   11.22%
50.01% to 55.00%                 12      2,390,158     0.51     7.446      608       199,180     52.92     41.75    83.08     0.00
55.01% to 60.00%                 31      5,548,790     1.18     7.793      609       178,993     57.79     39.36    76.29     0.00
60.01% to 65.00%                 49      9,907,667     2.11     7.815      587       202,197     62.98     40.56    85.51    10.83
65.01% to 70.00%                 65     12,625,121     2.69     7.538      600       194,233     68.05     43.06    81.12     5.45
70.01% to 75.00%                 27      5,700,619     1.21     7.505      616       211,134     71.94     42.42    80.10     2.96
75.01% to 80.00%                 73     13,969,112     2.97     7.735      625       191,358     79.37     41.95    82.16     0.00
80.01% to 85.00%                 61     11,500,708     2.45     8.234      607       188,536     82.39     42.17    90.42     3.94
85.01% to 90.00%                 94     22,819,884     4.86     8.077      641       242,765     83.71     43.47    73.09     6.29
90.01% to 95.00%                 97     23,515,924     5.00     7.894      651       242,432     84.35     44.10    80.52    12.34
95.01% to 100.00%             1,565    357,608,735    76.08     7.571      652       228,504     77.80     45.87    70.62     9.92
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 17.14% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 94.99%. This table was calculated using the combined loan-to-value ratio for Mortgage Loans that are in a first lien position with subordinate financing and the Original Loan-to-Value Ratio for Mortgage Loans that are in a first lien position without subordinate financing. Approximately 79.37% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.34%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                   63   $  9,023,088     1.92%    8.078%     624      $143,224     80.19%    14.58%   94.23%    6.20%
20.01% to 25.00%                 78     13,811,505     2.94     7.802      620       177,071     76.70     22.67    95.65     9.53
25.01% to 30.00%                110     18,683,447     3.98     7.810      641       169,850     78.56     27.65    87.75     4.36
30.01% to 35.00%                147     23,116,926     4.92     7.825      621       157,258     77.07     32.69    84.89     4.37
35.01% to 40.00%                217     39,892,490     8.49     7.848      636       183,836     77.59     37.86    78.20     5.49
40.01% to 45.00%                327     68,487,301    14.57     7.719      645       209,441     77.41     42.91    69.03     6.14
45.01% to 50.00%                567    142,205,670    30.26     7.688      655       250,804     77.21     47.97    51.91    14.07
50.01% to 55.00%                492    126,639,576    26.94     7.439      649       257,398     76.91     52.41    83.74     8.85
55.01% to 60.00%                101     28,152,798     5.99     7.294      635       278,741     76.42     55.52    96.81     4.93
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 4.73% to 59.24% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.08%.

LOAN PURPOSE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------                --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      1,649   $375,337,636    79.86%    7.624%     652      $227,615     78.12%    45.39%   70.14%    9.62%
Refinance -- Cash-out           403     84,031,949    17.88     7.682      618       208,516     73.27     43.81    83.28     7.19
Refinance - Rate Term            50     10,643,216     2.26     7.765      626       212,864     77.29     44.11    94.76     5.05
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----     ----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====     ====

PROPERTY TYPE

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1,558   $338,846,618    72.09%    7.649%     643      $217,488     77.26%    44.97%   72.42%    8.50%
Planned Unit
   Development                  333     83,400,505    17.74     7.591      643       250,452     77.18     44.70    82.76    10.62
Condominium                     140     30,222,338     6.43     7.544      656       215,874     76.96     46.21    72.04    10.70
Two- to Four-Family              71     17,543,340     3.73     7.800      684       247,089     77.33     47.00    40.81    10.40
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====    =====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DOCUMENTATION

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION                 LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            1,419   $269,330,703    57.30%    7.600%     628      $189,803     77.70%    45.01%  100.00%    7.70%
No Income Verification          402    116,065,473    24.69     7.806      692       288,720     76.66     45.95     0.00    11.30
Full Documentation - Bank
   Statements                   247     74,005,280    15.75     7.528      632       299,617     76.57     43.60   100.00     9.85
Limited Income
   Verification                  34     10,611,345     2.26     7.514      666       312,098     76.25     47.72     0.00    14.75
                              -----   ------------   ------     -----      ---      --------     -----     -----   ------    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====   ======    =====

OCCUPANCY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
Primary                       2,042   $462,130,897    98.32%    7.623%     645      $226,313     77.23%    45.20%   73.21%    9.14%
Investment                       57      7,035,912     1.50     8.550      662       123,437     76.16     38.71    59.70     6.44
Second Home                       3        845,992     0.18     8.048      739       281,997     89.21     30.66    93.62     0.00
                              -----   ------------   ------     -----      ---      --------     -----     -----    -----     ----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====    =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------               --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
1                               493   $105,227,954    22.39%    7.814%     641      $213,444     77.17%    45.38%   72.71%    3.26%
2                               850    196,510,628    41.81     7.519      646       231,189     76.92     45.18    75.20     7.10
3                               751    166,532,939    35.43     7.664      647       221,748     77.62     44.79    70.56    15.01
4                                 6      1,255,889     0.27     8.038      622       209,315     74.28     40.51    83.73     0.00
5                                 2        485,391     0.10     7.406      675       242,695     93.18     50.97   100.00    65.93
                              -----   ------------   ------     -----      ---      --------     -----     -----   ------    -----
TOTAL:                        2,102   $470,012,801   100.00%    7.638%     645      $223,603     77.23%    45.08%   73.05%    9.09%
                              =====   ============   ======     =====      ===      ========     =====     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                  LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------         --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
None                            308   $ 63,406,834    13.49%   8.025%      647      $205,866    78.23%    42.41%    72.58%    4.38%
6 Months                         12      1,308,044     0.28    7.803       626       109,004    78.62     38.76     86.30     0.00
12 Months                       168     49,446,522    10.52    7.773       653       294,325    77.19     45.40     72.01    19.98
24 Months                       316     79,368,651    16.89    7.622       649       251,167    76.98     44.95     69.12    30.31
36 Months                     1,298    276,482,750    58.82    7.528       642       213,007    77.08     45.70     74.41     2.16
                              -----   ------------   ------    -----       ---      --------    -----     -----     -----    -----
TOTAL:                        2,102   $470,012,801   100.00%   7.638%      645      $223,603    77.23%    45.08%    73.05%    9.09%
                              =====   ============   ======    =====       ===      ========    =====     =====     =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF CREDIT SCORES        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
525                               1   $    107,014     0.02%   8.750%      525      $107,014    80.00%    47.56%   100.00%    0.00%
526 to 550                       50      8,673,882     1.85    8.283       544       173,478    71.91     38.98     96.75     6.18
551 to 575                      127     23,092,430     4.91    8.065       564       181,830    73.18     41.91     91.98     3.54
576 to 600                      334     62,113,466    13.22    8.032       590       185,968    77.20     42.81     98.26     7.46
601 to 625                      496     95,423,802    20.30    7.669       612       192,387    77.99     45.00     95.86     5.87
626 to 650                      367     83,429,722    17.75    7.526       638       227,329    77.61     46.32     81.52    11.98
651 to 675                      279     65,633,293    13.96    7.577       663       235,245    77.25     46.14     67.06     8.05
676 to 700                      200     55,781,469    11.87    7.480       689       278,907    77.37     45.38     38.35    13.27
701 to 725                      135     40,767,616     8.67    7.349       712       301,982    76.86     46.02     35.78    11.27
726 to 750                       62     18,763,682     3.99    7.334       736       302,640    77.45     47.00     40.96    10.33
751 to 775                       36     12,303,139     2.62    7.366       761       341,754    78.77     46.96     31.38    10.22
776 to 800                       12      3,099,762     0.66    7.711       783       258,313    83.19     41.28     49.65    20.83
801 to 810                        3        823,524     0.18    7.169       806       274,508    80.00     44.84      0.00     0.00
                              -----   ------------   ------    -----       ---      --------    -----     -----    ------    -----
TOTAL:                        2,102   $470,012,801   100.00%   7.638%      645      $223,603    77.23%    45.08%    73.05%    9.09%
                              =====   ============   ======    =====       ===      ========    =====     =====    ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
RANGE OF GROSS MARGINS        LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------      --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.001% to 5.500%                 28   $  7,714,233     1.98%    6.471%     673      $275,508     75.49%   49.18%   100.00%    0.00%
5.501% to 6.000%                266     73,675,787    18.93     6.833      667       276,977     74.86    47.31     83.56     5.92
6.001% to 6.500%                441    113,331,074    29.12     7.282      656       256,987     76.19    46.30     70.62    10.47
6.501% to 7.000%                434    109,791,550    28.21     7.746      653       252,976     77.86    45.90     63.65    12.58
7.001% to 7.500%                220     50,150,997    12.89     8.228      632       227,959     77.66    44.19     54.04    11.77
7.501% to 8.000%                135     24,687,235     6.34     8.734      622       182,868     80.08    41.74     56.28    11.94
8.001% to 8.500%                 33      7,022,659     1.80     9.279      645       212,808     85.79    36.53     50.18    13.01
8.501% to 9.000%                 15      2,650,086     0.68     9.731      657       176,672     87.26    43.05     27.08     0.00
9.001% to 9.500%                  2        129,908     0.03    10.211      603        64,954    100.00    41.75    100.00     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------    -----
TOTAL:                        1,574   $389,153,528   100.00%    7.579%     652      $247,239     77.09%   45.68%    67.98%   10.23%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.250% per annum to 9.374% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.619% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%               30   $  8,399,957     2.16%    6.474%     675      $279,999     75.45%   49.70%   100.00%    0.00%
12.501% to 13.000%              296     84,596,061    21.74     6.849      667       285,798     75.01    47.32     81.22     7.52
13.001% to 13.500%              448    117,055,582    30.08     7.328      658       261,285     76.21    46.53     67.04    13.11
13.501% to 14.000%              418    102,140,143    26.25     7.804      650       244,354     77.93    45.69     63.10    10.45
14.001% to 14.500%              197     42,921,772    11.03     8.303      625       217,877     78.08    43.63     60.65     9.87
14.501% to 15.000%              135     24,237,361     6.23     8.758      623       179,536     80.09    40.95     58.23     9.37
15.001% to 15.500%               34      7,472,504     1.92     9.292      647       219,780     86.05    37.31     47.16    12.23
15.501% to 16.000%               14      2,200,241     0.57     9.779      654       157,160     86.69    41.71     32.62     0.00
16.001% to 16.500%                2        129,908     0.03    10.211      603        64,954    100.00    41.75    100.00     0.00
                              -----   ------------   ------    ------      ---      --------    ------    -----    ------    -----
TOTAL:                        1,574   $389,153,528   100.00%    7.579%     652      $247,239     77.09%   45.68%    67.98%   10.23%
                              =====   ============   ======    ======      ===      ========    ======    =====    ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.250% per annum to 16.374% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.579% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-4
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                               OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------------   --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
January 2008                      1   $    320,000     0.08%   7.875%      671      $320,000    100.00%   48.64%   100.00%  100.00%
March 2008                      167     38,585,704     9.92    7.811       655       231,052     78.47    43.79     62.19    59.41
April 2008                      132     29,200,632     7.50    7.591       652       221,217     77.26    43.65     69.78    41.68
May 2008                         98     21,084,309     5.42    7.947       641       215,146     77.67    43.75     63.70    13.16
January 2009                      1        165,391     0.04    6.500       684       165,391     79.99    55.49    100.00     0.00
February 2009                     3        734,654     0.19    7.899       634       244,885     82.75    41.39    100.00     0.00
March 2009                      400     99,778,034    25.64    7.520       653       249,445     77.07    46.24     66.19     0.37
April 2009                      477    127,656,567    32.80    7.439       655       267,624     76.72    46.37     69.68     0.21
May 2009                        261     63,865,968    16.41    7.713       649       244,697     76.66    46.32     67.69     0.77
March 2011                        9      1,155,076     0.30    7.677       615       128,342     75.03    49.75     89.63     0.00
April 2011                       16      4,739,651     1.22    7.302       646       296,228     77.04    42.38     92.95    10.34
May 2011                          6      1,398,667     0.36    7.182       691       233,111     75.81    50.90    100.00     0.00
March 2013                        1        118,857     0.03    8.375       547       118,857     69.19    33.79    100.00     0.00
April 2013                        2        350,019     0.09    7.019       628       175,010     75.00    26.60    100.00     0.00
                              -----   ------------   ------    -----       ---      --------    ------    -----    ------   ------
TOTAL:                        1,574   $389,153,528   100.00%   7.579%      652      $247,239     77.09%   45.68%    67.98%   10.23%
                              =====   ============   ======    =====       ===      ========    ======    =====    ======   ======

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                                     ORIGINAL       REMAINING    ORIGINAL   REMAINING    ORIGINAL
                                                                   AMORTIZATION   AMORTIZATION   INTEREST    INTEREST    MONTHS TO
                                    NET     ORIGINAL   REMAINING    TERM (LESS     TERM (LESS      -ONLY      -ONLY     PREPAYMENT
                      MORTGAGE   MORTGAGE     TERM        TERM       IO TERM)       IO TERM)       TERM        TERM       PENALTY
CURRENT BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)   EXPIRATION
-------------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------   ----------
   225,038.11           8.500      8.000       360        358           480            478            0          0          12
 2,526,807.55           8.080      7.580       360        358           480            478            0          0          36
 2,184,482.79           8.273      7.773       360        358           540            538            0          0           0
 3,986,374.54           8.353      7.853       360        357           540            537            0          0          12
 1,420,341.94           7.679      7.179       360        358           540            538            0          0          24
52,196,701.28           7.970      7.470       360        358           540            538            0          0          36
   556,015.17           7.687      7.187       180        178           180            178            0          0           0
    99,492.29           9.250      8.750       180        179           180            179            0          0          36
   120,806.47           8.478      7.978       240        239           240            239            0          0          36
 4,895,441.02           8.534      8.034       360        358           360            358            0          0           0
 3,061,677.56           8.529      8.029       360        357           360            357            0          0          12
   437,632.72           8.003      7.503       360        358           360            358            0          0          24
34,025,902.98           8.091      7.591       360        358           360            358            0          0          36
   222,711.35           7.875      7.375       360        357           240            240          120        117          12
   990,052.10           7.796      7.296       360        358           240            240          120        118          36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS


                                                                     ORIGINAL       REMAINING    ORIGINAL   REMAINING
                                                                   AMORTIZATION   AMORTIZATION   INTEREST    INTEREST
                                    NET     ORIGINAL   REMAINING    TERM (LESS     TERM (LESS       ONLY       ONLY
                      MORTGAGE   MORTGAGE     TERM        TERM       IO TERM)       IO TERM)       TERM        TERM
CURRENT BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     (MONTHS)    (MONTHS)
-------------------   --------   --------   --------   ---------   ------------   ------------   --------   ---------
    727,870.96          9.040      8.540       360        359           480            479           0           0
  3,371,631.45          7.657      7.157       360        358           480            478           0           0
  8,445,061.85          7.800      7.300       360        358           480            478           0           0
  3,115,596.41          7.535      7.035       360        358           480            478           0           0
  5,765,176.28          8.093      7.593       360        358           360            358           0           0
  2,301,746.44          7.824      7.324       360        357           360            357           0           0
 16,866,689.75          8.017      7.517       360        358           360            358           0           0
  6,457,690.86          8.097      7.597       360        358           360            358           0           0
  1,747,672.89          8.173      7.673       360        357           360            357           0           0
    187,342.79          8.110      7.610       360        357           480            477           0           0
  1,969,319.20          7.602      7.102       360        358           480            478           0           0
    116,847.30          6.500      6.000       360        358           480            478           0           0
 33,880,340.98          8.065      7.565       360        358           540            538           0           0
  3,965,295.94          7.930      7.430       360        358           540            538           0           0
  6,721,413.61          7.538      7.038       360        358           540            538           0           0
102,851,641.59          7.580      7.080       360        358           540            538           0           0
  1,414,942.74          7.949      7.449       360        357           540            537           0           0
  7,652,441.89          8.224      7.724       360        358           360            358           0           0
  3,394,689.89          8.007      7.507       360        358           360            358           0           0
  1,734,009.22          7.929      7.429       360        357           360            357           0           0
     90,112.34          7.875      7.375       360        357           360            357           0           0
    285,996.16          7.250      6.750       360        358           480            478           0           0
    883,156.89          7.816      7.316       360        358           540            538           0           0
  3,046,278.71          7.663      7.163       360        357           540            537           0           0
    301,415.10          9.037      8.537       360        358           360            358           0           0
    664,826.01          8.461      7.961       360        357           360            357           0           0
    167,859.83          8.125      7.625       360        357           480            477           0           0
     83,962.28          7.500      7.000       360        358           540            538           0           0
  2,363,505.73          7.010      6.510       360        357           540            537           0           0
    120,000.00          8.625      8.125       360        358           300            300          60          58
  1,795,050.00          8.043      7.543       360        358           300            300          60          58
  4,277,640.47          7.831      7.331       360        357           300            300          60          57
  1,459,894.72          8.001      7.501       360        356           300            300          60          56
    288,350.00          8.258      7.758       360        358           300            300          60          58
     98,000.00          7.500      7.000       360        358           300            300          60          58
    356,100.00          9.239      8.739       360        355           300            300          60          55
    416,400.00          8.051      7.551       360        359           300            300          60          59

                                                                                        NUMBER OF
                                                                                         MONTHS                 ORIGINAL
                                  INITIAL                                     RATE     UNTIL NEXT               MONTHS TO
                                    RATE                                     CHANGE       RATE                 PREPAYMENT
                        GROSS      CHANGE   PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   ADJUSTMENT                PENALTY
CURRENT BALANCE ($)   MARGIN(%)    CAP(%)    CAP(%)    RATE(%)   RATE(%)    (MONTHS)      DATE        INDEX    EXPIRATION
-------------------   ---------   -------   --------   -------   -------   ---------   ----------   --------   ----------
    727,870.96          8.040      3.000      1.000     15.040    9.040        12          23       6M LIBOR        0
  3,371,631.45          6.710      3.000      1.000     13.657    7.657        12          22       6M LIBOR       12
  8,445,061.85          6.800      3.000      1.000     13.800    7.800        12          22       6M LIBOR       24
  3,115,596.41          6.535      3.000      1.000     13.535    7.535        12          22       6M LIBOR       36
  5,765,176.28          7.075      3.000      1.000     14.093    8.093         6          22       6M LIBOR        0
  2,301,746.44          6.824      3.000      1.000     13.824    7.824         6          21       6M LIBOR       12
 16,866,689.75          7.020      3.000      1.000     14.017    8.017         6          22       6M LIBOR       24
  6,457,690.86          7.097      3.000      1.000     14.097    8.097         6          22       6M LIBOR       36
  1,747,672.89          7.173      3.000      1.000     14.173    8.173         6          21       6M LIBOR        6
    187,342.79          7.110      3.000      1.000     14.110    8.110        12          33       6M LIBOR        0
  1,969,319.20          6.602      3.000      1.000     13.602    7.602        12          34       6M LIBOR       36
    116,847.30          5.500      3.000      1.000     12.500    6.500        12          34       6M LIBOR        6
 33,880,340.98          7.027      3.000      1.000     14.065    8.065        12          34       6M LIBOR        0
  3,965,295.94          6.931      3.000      1.000     13.930    7.930        12          34       6M LIBOR       12
  6,721,413.61          6.542      3.000      1.000     13.538    7.538        12          34       6M LIBOR       24
102,851,641.59          6.593      3.000      1.000     13.580    7.580        12          34       6M LIBOR       36
  1,414,942.74          6.949      3.000      1.000     13.949    7.949        12          33       6M LIBOR        6
  7,652,441.89          7.181      3.000      1.000     14.224    8.224         6          34       6M LIBOR        0
  3,394,689.89          7.007      3.000      1.000     14.007    8.007         6          34       6M LIBOR       36
  1,734,009.22          6.929      3.000      1.000     13.929    7.929         6          33       6M LIBOR        6
     90,112.34          6.875      3.000      1.000     13.875    7.875         6          45       6M LIBOR        0
    285,996.16          6.250      3.000      1.000     13.250    7.250        12          58       6M LIBOR        0
    883,156.89          6.816      3.000      1.000     13.816    7.816        12          58       6M LIBOR        0
  3,046,278.71          6.663      3.000      1.000     13.663    7.663        12          57       6M LIBOR       36
    301,415.10          8.037      3.000      1.000     15.037    9.037         6          58       6M LIBOR        0
    664,826.01          7.461      3.000      1.000     14.461    8.461         6          57       6M LIBOR       36
    167,859.83          7.125      3.000      1.000     14.125    8.125        12          81       6M LIBOR       36
     83,962.28          6.500      3.000      1.000     13.500    7.500        12          82       6M LIBOR        0
  2,363,505.73          6.010      3.000      1.000     13.010    7.010        12          81       6M LIBOR       36
    120,000.00          7.625      3.000      1.000     14.625    8.625         6          22       6M LIBOR        0
  1,795,050.00          7.043      3.000      1.000     14.043    8.043         6          22       6M LIBOR       12
  4,277,640.47          6.919      3.000      1.000     13.831    7.831         6          21       6M LIBOR       24
  1,459,894.72          7.001      3.000      1.000     14.001    8.001         6          20       6M LIBOR       36
    288,350.00          7.258      3.000      1.000     14.258    8.258         6          34       6M LIBOR        0
     98,000.00          6.500      3.000      1.000     13.500    7.500         6          34       6M LIBOR        6
    356,100.00          8.239      3.000      1.000     15.239    9.239         6          43       6M LIBOR       36
    416,400.00          7.051      3.000      1.000     14.051    8.051         6          59       6M LIBOR       36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                       GROUP II FIXED RATE MORTGAGE LOANS


                                                          ORIGINAL     REMAINING
                                                        AMORTIZATION  AMORTIZATION                                 ORIGINAL
                                                            TERM          TERM        ORIGINAL       REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO    INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM)         TERM)          TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   127,904.25    8.500     8.000      360       357          480           477             0              0            0
 1,697,108.81    7.910     7.410      360       358          480           478             0              0           12
 1,532,742.50    7.403     6.903      360       358          480           478             0              0           36
 1,837,771.48    8.394     7.894      360       357          540           537             0              0            0
 4,379,020.42    7.999     7.499      360       358          540           538             0              0           12
   648,444.63    8.772     8.272      360       357          540           537             0              0           24
37,540,798.06    7.707     7.207      360       358          540           538             0              0           36
   127,215.93    7.375     6.875      180       178          180           178             0              0            0
   940,123.67    7.575     7.075      180       178          180           178             0              0           36
    79,868.35    8.250     7.750      240       239          240           239             0              0           12
   145,835.60    6.990     6.490      240       238          240           238             0              0           36
 2,061,774.73    8.865     8.365      360       358          360           358             0              0            0
 2,731,208.27    8.181     7.681      360       358          360           358             0              0           12
   921,305.15    8.082     7.582      360       358          360           358             0              0           24
23,189,602.86    8.104     7.604      360       358          360           358             0              0           36
   520,800.00    8.125     7.625      360       357          240           240           120            117            0
   599,250.00    7.750     7.250      360       358          240           240           120            118           12
 1,778,498.19    8.031     7.531      360       357          240           240           120            117           36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS

                                                           ORIGINAL      REMAINING
                                                         AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                             TERM          TERM      INTEREST   INTEREST
                             NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM      GROSS
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
--------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
  1,490,855.04    7.862     7.362      360       359          480           479          0          0       6.862
  5,837,814.21    7.884     7.384      360       358          480           478          0          0       6.916
  9,156,591.38    7.808     7.308      360       358          480           478          0          0       6.857
  1,691,225.42    7.494     6.994      360       358          480           478          0          0       6.494
  4,210,449.95    8.002     7.502      360       358          360           358          0          0       7.002
  4,168,179.50    8.235     7.735      360       358          360           358          0          0       7.250
 19,390,275.97    7.803     7.303      360       358          360           358          0          0       6.808
  4,699,178.32    8.127     7.627      360       358          360           358          0          0       7.127
    357,347.56    7.622     7.122      360       358          360           358          0          0       6.622
    260,841.33    8.902     8.402      360       357          480           477          0          0       7.902
    816,604.59    7.789     7.289      360       358          480           478          0          0       6.789
  3,394,920.86    8.094     7.594      360       358          480           478          0          0       7.111
 44,270,564.35    7.960     7.460      360       358          540           538          0          0       6.943
 19,855,042.81    7.627     7.127      360       358          540           538          0          0       6.725
 24,491,632.19    7.383     6.883      360       358          540           538          0          0       6.412
189,022,478.47    7.396     6.896      360       358          540           538          0          0       6.439
    179,166.03    8.000     7.500      360       359          540           539          0          0       7.000
  5,342,239.47    8.147     7.647      360       358          360           358          0          0       7.147
    131,623.62    7.000     6.500      360       357          360           357          0          0       6.000
  2,539,298.48    7.923     7.423      360       358          360           358          0          0       6.923
    771,530.58    7.841     7.341      360       358          360           358          0          0       6.841
    116,963.98    7.750     7.250      360       359          480           479          0          0       6.750
    897,097.61    8.142     7.642      360       358          540           538          0          0       7.142
    571,825.73    7.302     6.802      360       358          540           538          0          0       6.302
  4,179,753.65    7.248     6.748      360       358          540           538          0          0       6.248
  1,037,753.15    6.844     6.344      360       358          360           358          0          0       5.844
    320,458.44    7.589     7.089      360       358          480           478          0          0       6.589
    148,418.21    6.875     6.375      360       358          540           538          0          0       5.875
  1,499,350.00    8.040     7.540      360       358          300           300         60         58       7.013
  9,282,425.18    7.554     7.054      360       358          300           300         60         58       6.697
 23,748,952.37    7.611     7.111      360       357          300           300         60         57       6.727
  3,658,000.00    7.672     7.172      360       357          300           300         60         57       6.766
    759,970.00    7.746     7.246      360       359          300           300         60         59       6.746
    308,000.00    7.500     7.000      360       357          300           300         60         57       6.500
     56,699.91    8.125     7.625      360       357          300           300         60         57       7.125
    490,000.00    7.625     7.125      360       358          300           300         60         58       6.875

                                                                 NUMBER OF
                                                                  MONTHS               ORIGINAL
                INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
                  RATE                                 CHANGE      RATE               PREPAYMENT
    CURRENT      CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
  BALANCE ($)    CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
--------------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  1,490,855.04   3.000     1.000    13.862   7.862       12         23      6M LIBOR       0
  5,837,814.21   3.000     1.000    13.884   7.884       12         22      6M LIBOR      12
  9,156,591.38   3.000     1.000    13.808   7.808       12         22      6M LIBOR      24
  1,691,225.42   3.000     1.000    13.494   7.494       12         22      6M LIBOR      36
  4,210,449.95   3.000     1.000    14.002   8.002        6         22      6M LIBOR       0
  4,168,179.50   3.000     1.000    14.235   8.235        6         22      6M LIBOR      12
 19,390,275.97   3.000     1.000    13.803   7.803        6         22      6M LIBOR      24
  4,699,178.32   3.000     1.000    14.127   8.127        6         22      6M LIBOR      36
    357,347.56   3.000     1.000    13.622   7.622        6         22      6M LIBOR       6
    260,841.33   3.000     1.000    14.902   8.902       12         33      6M LIBOR       0
    816,604.59   3.000     1.000    13.789   7.789       12         34      6M LIBOR      12
  3,394,920.86   3.000     1.000    14.094   8.094       12         34      6M LIBOR      36
 44,270,564.35   3.000     1.000    13.960   7.960       12         34      6M LIBOR       0
 19,855,042.81   3.000     1.000    13.627   7.627       12         34      6M LIBOR      12
 24,491,632.19   3.000     1.000    13.383   7.383       12         34      6M LIBOR      24
189,022,478.47   3.000     1.000    13.396   7.396       12         34      6M LIBOR      36
    179,166.03   3.000     1.000    14.000   8.000       12         35      6M LIBOR       6
  5,342,239.47   3.000     1.000    14.147   8.147        6         34      6M LIBOR       0
    131,623.62   3.000     1.000    13.000   7.000        6         33      6M LIBOR      24
  2,539,298.48   3.000     1.000    13.923   7.923        6         34      6M LIBOR      36
    771,530.58   3.000     1.000    13.841   7.841        6         34      6M LIBOR       6
    116,963.98   3.000     1.000    13.750   7.750       12         59      6M LIBOR      36
    897,097.61   3.000     1.000    14.142   8.142       12         58      6M LIBOR       0
    571,825.73   3.000     1.000    13.302   7.302       12         58      6M LIBOR      24
  4,179,753.65   3.000     1.000    13.248   7.248       12         58      6M LIBOR      36
  1,037,753.15   3.000     1.000    12.844   6.844        6         58      6M LIBOR      36
    320,458.44   3.000     1.000    13.589   7.589       12         82      6M LIBOR      36
    148,418.21   3.000     1.000    12.875   6.875       12         82      6M LIBOR      36
  1,499,350.00   3.000     1.000    14.040   8.040        6         22      6M LIBOR       0
  9,282,425.18   3.000     1.000    13.554   7.554        6         22      6M LIBOR      12
 23,748,952.37   3.000     1.000    13.611   7.611        6         21      6M LIBOR      24
  3,658,000.00   3.000     1.000    13.672   7.672        6         21      6M LIBOR      36
    759,970.00   3.000     1.000    13.746   7.746        6         35      6M LIBOR       0
    308,000.00   3.000     1.000    13.500   7.500        6         33      6M LIBOR      24
     56,699.91   3.000     1.000    14.125   8.125        6         33      6M LIBOR      36
    490,000.00   3.000     1.000    13.625   7.625        6         58      6M LIBOR      36

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         06/26/06   07/25/06   262,005,000         7.490             9.860
2         07/25/06   08/25/06   259,882,689         6.998             9.860
3         08/25/06   09/25/06   257,056,057         6.998             9.860
4         09/25/06   10/25/06   253,528,129         7.236             9.860
5         10/25/06   11/25/06   249,300,597         6.998             9.860
6         11/25/06   12/25/06   244,383,072         7.236             9.860

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         06/26/06   07/25/06   366,140,000         7.254             10.500
2         07/25/06   08/25/06   363,148,534         6.778             10.500
3         08/25/06   09/25/06   359,138,084         6.778             10.500
4         09/25/06   10/25/06   354,112,886         7.008             10.500
5         10/25/06   11/25/06   348,074,525         6.778             10.500
6         11/25/06   12/25/06   341,037,196         7.008             10.500

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         06/26/06   07/25/06   142,719,000         6.937             8.950
2         07/25/06   08/25/06   142,719,000         6.454             8.950
3         08/25/06   09/25/06   142,719,000         6.454             8.950
4         09/25/06   10/25/06   142,719,000         6.687             8.950
5         10/25/06   11/25/06   142,719,000         6.454             8.950
6         11/25/06   12/25/06   142,719,000         6.687             8.950

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                             SWAP CONTRACT SCHEDULE

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL    ACCRUAL    BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
 1        06/26/06   07/25/06             0          N/A
 2        07/25/06   08/25/06             0          N/A
 3        08/25/06   09/25/06             0          N/A
 4        09/25/06   10/25/06             0          N/A
 5        10/25/06   11/25/06             0          N/A
 6        11/25/06   12/25/06             0          N/A
 7        12/25/06   01/25/07   700,669,710        5.450
 8        01/25/07   02/25/07   677,782,872        5.450
 9        02/25/07   03/25/07   652,171,190        5.450
10        03/25/07   04/25/07   623,831,764        5.450
11        04/25/07   05/25/07   592,681,593        5.450
12        05/25/07   06/25/07   559,657,068        5.450
13        06/25/07   07/25/07   526,735,491        5.450
14        07/25/07   08/25/07   495,796,520        5.450
15        08/25/07   09/25/07   466,815,733        5.450
16        09/25/07   10/25/07   439,627,345        5.450
17        10/25/07   11/25/07   414,063,157        5.450
18        11/25/07   12/25/07   390,121,219        5.450
19        12/25/07   01/25/08   367,658,250        5.450
20        01/25/08   02/25/08   346,567,630        5.450
21        02/25/08   03/25/08   326,371,937        5.450
22        03/25/08   04/25/08   306,080,152        5.450
23        04/25/08   05/25/08   284,719,473        5.450
24        05/25/08   06/25/08   262,638,833        5.450
25        06/25/08   07/25/08   242,220,231        5.450
26        07/25/08   08/25/08   224,613,740        5.450
27        08/25/08   09/25/08   209,274,608        5.450
28        09/25/08   10/25/08   195,675,278        5.450
29        10/25/08   11/25/08   183,427,552        5.450
30        11/25/08   12/25/08   172,277,587        5.450
31        12/25/08   01/25/09   161,961,669        5.450
32        01/25/09   02/25/09   152,301,819        5.450
33        02/25/09   03/25/09   142,354,022        5.450
34        03/25/09   04/25/09   135,045,000        5.450
35        04/25/09   05/25/09   135,045,000        5.450
36        05/25/09   06/25/09   132,171,378        5.450
37        06/25/09   07/25/09   119,553,331        5.450
38        07/25/09   08/25/09   108,533,842        5.450
39        08/25/09   09/25/09    99,606,213        5.450
40        09/25/09   10/25/09    92,235,693        5.450
41        10/25/09   11/25/09    85,850,118        5.450
42        11/25/09   12/25/09    80,186,518        5.450
43        12/25/09   01/25/10    75,132,646        5.450
44        01/25/10   02/25/10    70,605,846        5.450
45        02/25/10   03/25/10    66,537,082        5.450
46        03/25/10   04/25/10    62,855,366        5.450
47        04/25/10   05/25/10    59,500,327        5.450
48        05/25/10   06/25/10    56,423,778        5.450
49        06/25/10   07/25/10    53,586,361        5.450
50        07/25/10   08/25/10    50,958,973        5.450
51        08/25/10   09/25/10    48,517,857        5.450
52        09/25/10   10/25/10    46,243,268        5.450
53        10/25/10   11/25/10    44,120,093        5.450
54        11/25/10   12/25/10    42,134,018        5.450
55        12/25/10   01/25/11    40,270,974        5.450
56        01/25/11   02/25/11    38,519,082        5.450
57        02/25/11   03/25/11    36,867,697        5.450

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                        AVAIL. FUNDS CAP   AVAIL. FUNDS CAP (%)
PERIOD   PAYMENT DATE      (%) (1)(2)             (1)(3)
------   ------------   ----------------   --------------------
1          7/25/2006         7.630                 7.630
2          8/25/2006         7.138                10.000
3          9/25/2006         7.138                10.000
4         10/25/2006         7.376                10.000
5         11/25/2006         7.138                10.000
6         12/25/2006         7.376                10.000
7          1/25/2007         7.081                20.896
8          2/25/2007         7.082                20.722
9          3/25/2007         7.335                20.767
10         4/25/2007         7.084                20.262
11         5/25/2007         7.171                20.038
12         6/25/2007         7.089                19.576
13         7/25/2007         7.185                19.264
14         8/25/2007         7.093                18.777
15         9/25/2007         7.096                18.401
16        10/25/2007         7.206                18.147
17        11/25/2007         7.100                17.690
18        12/25/2007         7.218                17.471
19         1/25/2008         7.104                17.033
20         2/25/2008         7.106                16.724
21         3/25/2008         7.383                16.705
22         4/25/2008         7.186                16.354
23         5/25/2008         7.700                16.643
24         6/25/2008         7.557                16.204
25         7/25/2008         7.708                16.064
26         8/25/2008         7.553                15.661
27         9/25/2008         7.555                15.348
28        10/25/2008         7.739                15.255
29        11/25/2008         7.651                14.917
30        12/25/2008         7.821                14.859
31         1/25/2009         7.648                14.471
32         2/25/2009         7.646                14.262
33         3/25/2009         8.224                14.603
34         4/25/2009         7.675                13.925
35         5/25/2009         9.112                15.601
36         6/25/2009         8.880                15.425
37         7/25/2009         9.095                15.202
38         8/25/2009         8.860                14.576
39         9/25/2009         8.850                14.262
40        10/25/2009         9.077                14.266
41        11/25/2009         8.857                13.904
42        12/25/2009         9.085                13.951
43         1/25/2010         8.834                13.531
44         2/25/2010         8.825                13.376
45         3/25/2010         9.596                14.033
46         4/25/2010         8.807                13.115
47         5/25/2010         9.400                13.644
48         6/25/2010         9.129                13.272
49         7/25/2010         9.372                13.433
50         8/25/2010         9.100                13.074
51         9/25/2010         9.085                12.983
52        10/25/2010         9.330                13.167
53        11/25/2010         9.056                12.844
54        12/25/2010         9.301                13.034
55         1/25/2011         9.026                12.694
56         2/25/2011         9.012                12.625
57         3/25/2011         9.833                13.415
58         4/25/2011         9.018                 9.208
59         5/25/2011         9.431                 9.841
60         6/25/2011         9.113                 9.508
61         7/25/2011         9.400                 9.804
62         8/25/2011         9.080                 9.468
63         9/25/2011         9.064                 9.449
64        10/25/2011         9.351                 9.744
65        11/25/2011         9.033                 9.411
66        12/25/2011         9.318                 9.705
67         1/25/2012         9.002                 9.372
68         2/25/2012         8.986                 9.352
69         3/25/2012         9.588                 9.977
70         4/25/2012         8.959                 9.322
71         5/25/2012         9.243                 9.887
72         6/25/2012         8.929                 9.547
73         7/25/2012         9.211                 9.843
74         8/25/2012         8.898                 9.503
75         9/25/2012         8.882                 9.481
76        10/25/2012         9.161                 9.776
77        11/25/2012         8.850                 9.439
78        12/25/2012         9.129                 9.732
79         1/25/2013         8.819                 9.397
80         2/25/2013         8.803                 9.375
81         3/25/2013         9.729                10.356

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group I Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group I Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group I Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, divided by (y) the aggregate stated principal balance of the Group I Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2125% and 5.3913%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2125% and 5.3913%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                        AVAIL. FUNDS CAP (%)   AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE          (1)(2)             (%) (1)(3)
------   ------------   --------------------   ----------------
  1        7/25/2006           7.384                 7.384
  2        8/25/2006           6.908                10.630
  3        9/25/2006           6.908                10.630
  4       10/25/2006           7.138                10.630
  5       11/25/2006           6.908                10.630
  6       12/25/2006           7.138                10.630
  7        1/25/2007           6.850                20.665
  8        2/25/2007           6.851                20.492
  9        3/25/2007           7.079                20.511
  10       4/25/2007           6.854                20.031
  11       5/25/2007           6.933                19.800
  12       6/25/2007           6.858                19.345
  13       7/25/2007           6.947                19.025
  14       8/25/2007           6.862                18.546
  15       9/25/2007           6.864                18.169
  16      10/25/2007           6.967                17.908
  17      11/25/2007           6.868                17.458
  18      12/25/2007           6.979                17.232
  19       1/25/2008           6.872                16.801
  20       2/25/2008           6.874                16.492
  21       3/25/2008           7.123                16.445
  22       4/25/2008           7.035                16.203
  23       5/25/2008           7.534                16.477
  24       6/25/2008           7.401                16.048
  25       7/25/2008           7.549                15.905
  26       8/25/2008           7.402                15.510
  27       9/25/2008           7.402                15.195
  28      10/25/2008           7.613                15.129
  29      11/25/2008           7.535                14.802
  30      12/25/2008           7.703                14.741
  31       1/25/2009           7.534                14.357
  32       2/25/2009           7.533                14.150
  33       3/25/2009           8.099                14.476
  34       4/25/2009           7.561                13.823
  35       5/25/2009           9.474                15.977
  36       6/25/2009           9.240                15.798
  37       7/25/2009           9.469                15.590
  38       8/25/2009           9.225                14.954
  39       9/25/2009           9.217                14.640
  40      10/25/2009           9.456                14.687
  41      11/25/2009           9.216                14.312
  42      12/25/2009           9.460                14.377
  43       1/25/2010           9.200                13.946
  44       2/25/2010           9.191                13.792
  45       3/25/2010          10.003                14.496
  46       4/25/2010           9.173                13.529
  47       5/25/2010           9.951                14.236
  48       6/25/2010           9.666                13.851
  49       7/25/2010           9.930                14.034
  50       8/25/2010           9.641                13.657
  51       9/25/2010           9.629                13.569
  52      10/25/2010           9.894                13.772
  53      11/25/2010           9.603                13.423
  54      12/25/2010           9.869                13.636
  55       1/25/2011           9.578                13.280
  56       2/25/2011           9.565                13.212
  57       3/25/2011          10.448                14.068
  58       4/25/2011           9.552                 9.775
  59       5/25/2011          10.098                10.630
  60       6/25/2011           9.758                10.273
  61       7/25/2011          10.068                10.597
  62       8/25/2011           9.728                10.237
  63       9/25/2011           9.713                10.219
  64      10/25/2011          10.021                10.541
  65      11/25/2011           9.685                10.185
  66      12/25/2011           9.992                10.505
  67       1/25/2012           9.654                10.148
  68       2/25/2012           9.638                10.129
  69       3/25/2012          10.286                10.808
  70       4/25/2012           9.607                10.092
  71       5/25/2012           9.921                10.867
  72       6/25/2012           9.585                10.495
  73       7/25/2012           9.889                10.822
  74       8/25/2012           9.554                10.451
  75       9/25/2012           9.538                10.429
  76      10/25/2012           9.839                10.754
  77      11/25/2012           9.506                10.388
  78      12/25/2012           9.806                10.711
  79       1/25/2013           9.473                10.343
  80       2/25/2013           9.457                10.321
  81       3/25/2013          10.452                11.402

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to the product of (i) 12, (ii) the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related due date, less the pro rata portion (calculated based on the ratio of the Group II Mortgage Loans to the total pool of Mortgage Loans) allocable to the Group II Mortgage Loans of any Net Swap Payments or Swap Termination Payments (other than Defaulted Swap Termination Payments) owed to the Swap Counterparty for such distribution date, divided by (y) the aggregate stated principal balance of the Group II Mortgage Loans as of the first day of the related accrual period and (iii) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2125% and 5.3913%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2125% and 5.3913%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

                        AVAIL. FUNDS CAP (%)   AVAIL. FUNDS CAP
PERIOD   PAYMENT DATE          (1)(2)             (%) (1)(3)
------   ------------   --------------------   ----------------
1          7/25/2006          7.487                  7.487
2          8/25/2006          7.004                  9.500
3          9/25/2006          7.004                  9.500
4         10/25/2006          7.237                  9.500
5         11/25/2006          7.004                  9.500
6         12/25/2006          7.237                  9.500
7          1/25/2007          6.946                 20.761
8          2/25/2007          6.947                 20.588
9          3/25/2007          7.186                 20.618
10         4/25/2007          6.950                 20.127
11         5/25/2007          7.032                 19.899
12         6/25/2007          6.954                 19.441
13         7/25/2007          7.046                 19.124
14         8/25/2007          6.959                 18.642
15         9/25/2007          6.961                 18.266
16        10/25/2007          7.066                 18.008
17        11/25/2007          6.965                 17.555
18        12/25/2007          7.079                 17.332
19         1/25/2008          6.969                 16.898
20         2/25/2008          6.971                 16.589
21         3/25/2008          7.232                 16.554
22         4/25/2008          7.098                 16.266
23         5/25/2008          7.603                 16.546
24         6/25/2008          7.466                 16.113
25         7/25/2008          7.615                 15.971
26         8/25/2008          7.465                 15.573
27         9/25/2008          7.466                 15.259
28        10/25/2008          7.666                 15.181
29        11/25/2008          7.584                 14.850
30        12/25/2008          7.753                 14.791
31         1/25/2009          7.581                 14.405
32         2/25/2009          7.580                 14.197
33         3/25/2009          8.151                 14.529
34         4/25/2009          7.609                 13.866
35         5/25/2009          9.323                 15.820
36         6/25/2009          9.090                 15.642
37         7/25/2009          9.313                 15.429
38         8/25/2009          9.073                 14.797
39         9/25/2009          9.064                 14.482
40        10/25/2009          9.298                 14.511
41        11/25/2009          9.066                 14.141
42        12/25/2009          9.304                 14.199
43         1/25/2010          9.047                 13.773
44         2/25/2010          9.038                 13.618
45         3/25/2010          9.833                 14.302
46         4/25/2010          9.020                 13.356
47         5/25/2010          9.721                 13.989
48         6/25/2010          9.442                 13.609
49         7/25/2010          9.697                 13.783
50         8/25/2010          9.416                 13.414
51         9/25/2010          9.402                 13.325
52        10/25/2010          9.659                 13.520
53        11/25/2010          9.375                 13.182
54        12/25/2010          9.632                 13.385
55         1/25/2011          9.348                 13.036
56         2/25/2011          9.334                 12.968
57         3/25/2011         10.192                 13.796
58         4/25/2011          9.330                  9.540
59         5/25/2011          9.821                 10.303
60         6/25/2011          9.490                  9.955
61         7/25/2011          9.791                 10.268
62         8/25/2011          9.460                  9.919
63         9/25/2011          9.444                  9.900
64        10/25/2011          9.744                 10.212
65        11/25/2011          9.416                  9.865
66        12/25/2011          9.714                 10.175
67         1/25/2012          9.385                  9.829
68         2/25/2012          9.370                  9.810
69         3/25/2012         10.000                 10.467
70         4/25/2012          9.342                  9.777
71         5/25/2012          9.644                 10.466
72         6/25/2012          9.318                 10.108
73         7/25/2012          9.612                 10.423
74         8/25/2012          9.287                 10.066
75         9/25/2012          9.272                 10.045
76        10/25/2012          9.565                 10.359
77        11/25/2012          9.241                 10.005
78        12/25/2012          9.533                 10.317
79         1/25/2013          9.211                  9.963
80         2/25/2013          9.195                  9.942
81         3/25/2013         10.164                 10.985

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.2125% and 5.3913%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 5.2125% and 5.3913%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                         DISCOUNT MARGIN TABLE (TO CALL)

                           0%              80%            100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
A-2C
   PRICE 100.00000%        15               15             15              15              15

   WAL (YRS)              29.83            4.86           3.50            1.94            1.58
   MOD DURN (YRS)         14.63            4.19           3.13            1.82            1.50
   PRINCIPAL WINDOW   Apr36 - Apr36   May09 - Feb14   Oct08 - Jun12   Mar08 - Sep08   Oct07 - Mar08

A-2D
   PRICE 100.00000%        25               25             25              25              25

   WAL (YRS)              29.83            8.54           6.64            2.40            1.83
   MOD DURN (YRS)         14.46            6.73           5.50            2.23            1.73
   PRINCIPAL WINDOW   Apr36 - Apr36   Feb14 - Feb15   Jun12 - Mar13   Sep08 - Jan09   Mar08 - May08

M-1
   PRICE 100.00000%        30               30             30              30              30

   WAL (YRS)              29.83            5.67           4.85            4.16            2.75
   MOD DURN (YRS)         14.37            4.73           4.18            3.68            2.52
   PRINCIPAL WINDOW   Apr36 - Apr36   Sep09 - Feb15   Mar10 - Mar13   Aug10 - Aug10   Mar09 - Mar09

M-2
   PRICE 100.00000%        31               31             31              31              31

   WAL (YRS)              29.83            5.66           4.75            4.16            2.75
   MOD DURN (YRS)         14.36            4.72           4.09            3.68            2.52
   PRINCIPAL WINDOW   Apr36 - Apr36   Aug09 - Feb15   Dec09 - Mar13   Aug10 - Aug10   Mar09 - Mar09

M-3
   PRICE 100.00000%        34               34             34              34              34

   WAL (YRS)              29.83            5.66           4.69            4.01            2.61
   MOD DURN (YRS)         14.31            4.71           4.04            3.55            2.41
   PRINCIPAL WINDOW   Apr36 - Apr36   Aug09 - Feb15   Nov09 - Mar13   Apr10 - Aug10   Dec08 - Mar09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
M-4
   PRICE 100.00000%         40              40              40              40              40

   WAL (YRS)              29.83            5.66            4.66            3.78            2.46
   MOD DURN (YRS)         14.21            4.70            4.01            3.37            2.27
   PRINCIPAL WINDOW   Apr36 - Apr36   Aug09 - Feb15   Oct09 - Mar13   Jan10 - Aug10   Oct08 - Mar09
M-5
   PRICE 100.00000%         42              42              42              42              42

   WAL (YRS)              29.83            5.66            4.63            3.63            2.35
   MOD DURN (YRS)         14.18            4.70            3.98            3.25            2.17
   PRINCIPAL WINDOW   Apr36 - Apr36   Aug09 - Feb15   Oct09 - Mar13   Nov09 - Aug10   Aug08 - Mar09

M-6
   PRICE 100.00000%         50              50              50              50              50

   WAL (YRS)              29.83            5.65            4.61            3.52            2.27
   MOD DURN (YRS)         14.05            4.68            3.96            3.14            2.10
   PRINCIPAL WINDOW   Apr36 - Apr36   Jul09 - Feb15   Sep09 - Mar13   Sep09 - Aug10   Jul08 - Mar09

B-1
   PRICE 100.00000%        100             100             100             100             100

   WAL (YRS)              29.83            5.65            4.60            3.43            2.25
   MOD DURN (YRS)         13.28            4.60            3.90            3.04            2.07
   PRINCIPAL WINDOW   Apr36 - Apr36   Jul09 - Feb15   Sep09 - Mar13   Jul09 - Aug10   Jul08 - Mar09

B-2
   PRICE 100.00000%        110             110             110             110             110

   WAL (YRS)              29.83            5.65            4.58            3.36            2.21
   MOD DURN (YRS)         13.14            4.58            3.87            2.97            2.03
   PRINCIPAL WINDOW   Apr36 - Apr36   Jul09 - Feb15   Aug09 - Mar13   Jun09 - Aug10   Jun08 - Mar09

B-3
   PRICE   99.8055%        187             189             190             192             194

   WAL (YRS)              29.83            5.65            4.57            3.32            2.20
   MOD DURN (YRS)         12.10            4.47            3.78            2.89            1.99
   PRINCIPAL WINDOW   Apr36 - Apr36   Jul09 - Feb15   Aug09 - Mar13   May09 - Aug10   Jun08 - Mar09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
A-2C
   PRICE 100.00000%         15              15              15              15              15

   WAL (YRS)              29.83            4.86            3.50            1.94            1.58
   MOD DURN (YRS)         14.63            4.19            3.13            1.82            1.50
   PRINCIPAL WINDOW   Apr36 - Apr36   May09 - Feb14   Oct08 - Jun12   Mar08 - Sep08   Oct07 - Mar08

A-2D
   PRICE 100.00000%         25              29              29              25              25

   WAL (YRS)              29.83           10.68            8.25            2.40            1.83
   MOD DURN (YRS)         14.46            7.89            6.49            2.23            1.73
   PRINCIPAL WINDOW   Apr36 - Apr36   Feb14 - Apr24   Jun12 - Jan20   Sep08 - Jan09   Mar08 - May08

M-1
   PRICE 100.00000%         30              31              31              35              36

   WAL (YRS)              29.83            6.39            5.43            7.15            4.91
   MOD DURN (YRS)         14.37            5.10            4.52            5.79            4.22
   PRINCIPAL WINDOW   Apr36 - Apr36   Sep09 - Mar24   Mar10 - Jul20   Sep11 - Jun17   Dec09 - Mar14

M-2
   PRICE 100.00000%         31              32              32              33              33

   WAL (YRS)              29.83            6.35            5.30            4.89            3.24
   MOD DURN (YRS)         14.36            5.09            4.43            4.22            2.93
   PRINCIPAL WINDOW   Apr36 - Apr36   Aug09 - May23   Dec09 - Nov19   Aug10 - Dec14   Mar09 - May12

M-3
   PRICE 100.00000%         34              35              35              35              35

   WAL (YRS)              29.83            6.32            5.22            4.35            2.85
   MOD DURN (YRS)         14.31            5.07            4.36            3.80            2.60
   PRINCIPAL WINDOW   Apr36 - Apr36   Aug09 - Jul22   Nov09 - Mar19   Apr10 - Jun14   Dec08 - Jan12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                            0%             80%             100%            150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                      -------------   -------------   -------------   -------------   -------------
M-4
   PRICE 100.00000%         40              41              41              41              42

   WAL (YRS)              29.83            6.30            5.17            4.11            2.69
   MOD DURN (YRS)         14.21            5.04            4.32            3.61            2.46
   PRINCIPAL WINDOW   Apr36 - Apr36   Aug09 - Dec21   Oct09 - Sep18   Jan10 - Feb14   Oct08 - Oct11

M-5
   PRICE 100.00000%         42              43              43              43              44

   WAL (YRS)              29.83            6.27            5.12            3.95            2.57
   MOD DURN (YRS)         14.18            5.03            4.29            3.47            2.35
   PRINCIPAL WINDOW   Apr36 - Apr36   Aug09 - May21   Oct09 - Mar18   Nov09 - Oct13   Aug08 - Jul11

M-6
   PRICE 100.00000%         50              52              52              52              52

   WAL (YRS)              29.83            6.23            5.08            3.81            2.48
   MOD DURN (YRS)         14.05            4.99            4.25            3.36            2.27
   PRINCIPAL WINDOW   Apr36 - Apr36   Jul09 - Sep20   Sep09 - Sep17   Sep09 - Jun13   Jul08 - Apr11

B-1
   PRICE 100.00000%        100             103             103             103             103

   WAL (YRS)              29.83            6.18           5.03             3.70            2.44
   MOD DURN (YRS)         13.28            4.88           4.15             3.23            2.22
   PRINCIPAL WINDOW   Apr36 - Apr36   Jul09 - Dec19   Sep09 - Jan17   Jul09 - Jan13   Jul08 - Dec10

B-2
   PRICE 100.00000%        110             113             113             113             113

   WAL (YRS)              29.83            6.12           4.95             3.59            2.38
   MOD DURN (YRS)         13.14            4.83           4.09             3.14            2.16
   PRINCIPAL WINDOW   Apr36 - Apr36   Jul09 - Feb19   Aug09 - Jun16   Jun09 - Aug12   Jun08 - Aug10

B-3
   PRICE   99.8055%        187             193             194             195             199

   WAL (YRS)              29.83            6.03            4.88            3.51            2.33
   MOD DURN (YRS)         12.10            4.66            3.96            3.03            2.10
   PRINCIPAL WINDOW   Apr36 - Apr36   Jul09 - Mar18   Aug09 - Aug15   May09 - Feb12   Jun08 - Apr10

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                 FORWARD LIBOR

                        35% LOSS   45% LOSS   55% LOSS
                        SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------
CLASS M-1   CDR Break    35.37%     24.82%     19.13%
            Cum Loss     21.12%     21.99%     22.61%
CLASS M-2   CDR Break    27.79%     20.09%     15.74%
            Cum Loss     18.35%     19.13%     19.69%
CLASS M-3   CDR Break    24.11%     17.68%     13.97%
            Cum Loss     16.79%     17.51%     18.03%
CLASS M-4   CDR Break    21.03%     15.62%     12.43%
            Cum Loss     15.35%     16.02%     16.50%
CLASS M-5   CDR Break    18.46%     13.86%     11.09%
            Cum Loss     14.04%     14.66%     15.09%
CLASS M-6   CDR Break    16.06%     12.17%      9.80%
            Cum Loss     12.72%     13.28%     13.67%
CLASS B-1   CDR Break    13.99%     10.68%      8.64%
            Cum Loss     11.49%     11.99%     12.34%
CLASS B-2   CDR Break    12.14%      9.34%      7.58%
            Cum Loss     10.31%     10.76%     11.06%
CLASS B-3   CDR Break    11.06%      8.57%      6.99%
            Cum Loss      9.58%     10.03%     10.32%

                                 [BAR CHART]

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                        OWNIT, SERIES 2006-4

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.2125%, 6ML = 5.3913%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates and the net swap payment, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

           EXCESS SPREAD IN      EXCESS SPREAD IN
 PERIOD   BPS (STATIC LIBOR)   BPS (FORWARD LIBOR)
 ------   ------------------   -------------------
Avg yr1           204                  198
Avg yr2           219                  218
Avg yr3           328                  326
Avg yr4           469                  461
Avg yr5           498                  485

         EXCESS SPREAD IN BPS      1 MONTH         6 MONTH      EXCESS SPREAD IN BPS
PERIOD      (STATIC LIBOR)      FORWARD LIBOR   FORWARD LIBOR      (FORWARD LIBOR)
------   --------------------   -------------   -------------   --------------------
   1              235              5.2125%         5.3913%               235
   2              199              5.3019%         5.4193%               190
   3              199              5.3381%         5.4300%               186
   4              217              5.3487%         5.4293%               204
   5              200              5.4015%         5.4224%               180
   6              218              5.3925%         5.4067%               200
   7              194              5.3663%         5.3892%               194
   8              195              5.3657%         5.3735%               195
   9              200              5.3364%         5.3566%               199
  10              196              5.3092%         5.3460%               196
  11              199              5.3079%         5.3359%               199
  12              198              5.2886%         5.3269%               197
  13              202              5.2764%         5.3189%               201
  14              200              5.2696%         5.3117%               199
  15              201              5.2635%         5.3049%               200
  16              207              5.2554%         5.2969%               206
  17              204              5.2498%         5.2908%               203
  18              210              5.2424%         5.2833%               209
  19              206              5.2356%         5.2826%               205
  20              207              5.2291%         5.2879%               206
  21              222              5.2222%         5.2950%               221
  22              224              5.2153%         5.3041%               224
  23              273              5.2086%         5.3119%               274
  24              270              5.2344%         5.3225%               269
  25              280              5.2715%         5.3266%               277
  26              274              5.2704%         5.3252%               272
  27              276              5.2687%         5.3236%               274
  28              291              5.2665%         5.3205%               289
  29              294              5.2658%         5.3184%               291
  30              305              5.2626%         5.3164%               303
  31              298              5.2611%         5.3207%               296
  32              300              5.2594%         5.3329%               298
  33              333              5.2557%         5.3477%               331
  34              309              5.2547%         5.3616%               306
  35              494              5.2521%         5.3752%               491
  36              486              5.2885%         5.3908%               482
  37              500              5.3351%         5.3990%               493
  38              456              5.3377%         5.4004%               448
  39              450              5.3381%         5.4014%               442
  40              463              5.3388%         5.4009%               455
  41              453              5.3405%         5.4020%               444
  42              464              5.3406%         5.4026%               456
  43              451              5.3417%         5.4075%               442
  44              450              5.3423%         5.4173%               441
  45              488              5.3415%         5.4286%               480
  46              449              5.3431%         5.4395%               440
  47              511              5.3437%         5.4499%               502
  48              496              5.3729%         5.4619%               486
  49              508              5.4013%         5.4676%               496
  50              493              5.4038%         5.4703%               480
  51              492              5.4051%         5.4708%               478
  52              504              5.4061%         5.4707%               491
  53              488              5.4078%         5.4734%               475
  54              501              5.4086%         5.4730%               487
  55              485              5.4109%         5.4775%               471
  56              483              5.4111%         5.4872%               469
  57              524              5.4106%         5.4952%               511
  58              483              5.4137%         5.5053%               463
  59              520              5.4127%         5.5149%               508
  60              500              5.4366%         5.5238%               484
  61              517              5.4619%         5.5287%               499
  62              496              5.4636%         5.5305%               478
  63              494              5.4649%         5.5310%               476
  64              511              5.4664%         5.5309%               493
  65              491              5.4674%         5.5320%               472
  66              507              5.4673%         5.5321%               489
  67              487              5.4688%         5.5351%               468
  68              485              5.4689%         5.5400%               466
  69              520              5.4685%         5.5451%               503
  70              482              5.4701%         5.5520%               462
  71              499              5.4694%         5.5559%               482
  72              478              5.4828%         5.5616%               460
  73              495              5.4988%         5.5644%               475
  74              475              5.4992%         5.5640%               454
  75              473              5.5003%         5.5640%               452
  76              489              5.4991%         5.5629%               470
  77              469              5.4999%         5.5626%               448
  78              486              5.4994%         5.5617%               466
  79              465              5.4991%         5.5659%               444
  80              464              5.4988%         5.5737%               443
  81              517              5.4970%         5.5828%               499
  82              ***              5.4977%         5.5933%               ***

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.